                                                                    Exhibit 3(b)

                                                                          1-1611

                            Certificate Number 78894

                                STATE OF ILLINOIS

                                    OFFICE OF
                             THE SECRETARY OF STATE

To all to whom these Presents Shall Come, Greeting:

Whereas, Articles of Incorporation duly signed and verified of LAKE GAS COMPANY have been filed in the Office of the Secretary of State on the 7th day of October A. D. 1963, as provided by "The Business Corporation Act" of Illinois, in force July 13, A. D. 1933.

Now Therefore, I, Charles F. Carpentier, Secretary of state of the state of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of incorporation and attach thereto a copy of the Articles of Incorporation of the aforesaid corporation.

In Testimony Whereof, Thereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 7th day of October A. D. 1963 and of the Independence of the United States the one hundred and 88th.

/s/Charles F. Carpentier
------------------------
Secretary of State


(SEAL)

                                                            2-1611
                                     FORM B

       BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ CAREFULLY
                      THE INSTRUCTIONS ON THE BACK THEREOF.

                   (THESE ARTICLES MUST BE FILED IN DUPLICATE)

                                           ------------------------------------
STATE OF ILLINOIS,         }                    (Do not write in this space)
                           }  ss.               Date Paid            10-7-63
COOK COUNTY                }                    Initial License Fee     $.50
                                                Franchise Tax          $7.50
                                                Filing Fee             $20.00
                                                Clerk    J
                                           ------------------------------------

To CHARLES F. CARPENTIER, Secretary of State:

We, the undersigned,                                        2765-12
------------------------------------------------------------------------
                                                  Address
     Name                Number    Street           City       State
------------------------------------------------------------------------
William P. O'Keefe       122 South Michigan Avenue, Chicago, Illinois
------------------------------------------------------------------------
Philip B. Hill           122 South Michigan Avenue, Chicago, Illinois

------------------------------------------------------------------------
Hugh A. Zimmerman        122 South Michigan Avenue, Chicago, Illinois
------------------------------------------------------------------------

being natural persons of the age of twenty-one years or more and subscribers to the shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                   ARTICLE ONE

The name of the corporation is:  LAKE GAS COMPANY

                                   ARTICLE TWO

The address of its initial registered office in the state of Illinois is: 209 Madison Street, in the City of Waukegan County of Lake and the name of its initial Registered Agent at said address is: Edwin M. Taber.

                                  ARTICLE THREE

                                                       Paid
The duration of the corporation is:  Perpetual         Oct - 7 1963
                                                       /s/Charles F. Carpentier
                                                       Secretary of State

                                                            3-1611
                                  ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

          To construct, own, lease and operate a plant or plants for manufacturing, producing, generating, storing and furnishing gas, electricity, various fluids and other forms of energy and to sell and distribute the same through pipes, conductors, conduits or otherwise in liquid or gaseous or other forms for heating, cooling, air conditioning, cooking, lighting, power, and for such other purpose or purposes as the same now or hereafter may be useable or applicable to and for; and for the production and sale of the by-products connected with or incidental to the operation of said plant or plants and for such other business or purposes as may be connected wherewith or pertinent thereto.

          To construct, develop, explore for, purchase or otherwise acquire, and to own, hold, maintain and operate pipelines, storage reservoirs, caverns, all other storage facilities, and all other equipment and property suitable, necessary or convenient, incident or pertinent thereto, and to the transportation and storage of natural gas and all other gases in liquid or gaseous form; and to engage in the business of the transportation and storage of all such gases for itself and others.

     To buy and sell gas, oil, salt, brine and other mineral solutions and to produce gas and oil; to manufacture, buy, sell, deal in, engage in, conduct and carry on the business of manufacturing, buying, selling, leasing, lending and dealing in goods, wares and merchandise of every class and description, including, but not limited to, machinery, equipment and appliances of all kinds which may be applicable to or used to in connection with the production, generation, transmission, distribution, storage, use or consumption of gas, electricity, various fluids and other forms of energy, and to advance its funds in connection with the sale and installation or use of any thereof.

                                                            4-1611
                                  ARTICLE FIVE

Paragraph 1:  The aggregate number of shares which the corporation is authorized
to issue is 2,000,000, divided into        classes.  The designation of each
class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

          Series      Number of    Par value per share or statement that shares
Class    (If any)      Shares                  are without par value
Common               2,000,000                  Without par value

Paragraph 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:

     None


                                   ARTICLE SIX

     The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

                                                     Total consideration to be
Class of shares            Number of shares              received therefor:
Common                           200                          $1,000.00


                                  ARTICLE SEVEN

     The corporation will not commence business until at lease one thousand dollars has been received as consideration for the issuance of shares.


                                  ARTICLE EIGHT

     The number of directors to be elected at the first meeting of the shareholders is:
                                    Three (3)

                                                            5-1611
                                  ARTICLE NINE

Paragraph 1:  It is estimated that the value of all property to be owned by the
corporation for the following year wherever located will be $         .
Paragraph 2:  It is estimated that the value of the property to be located
within the State of Illinois during the following year will be $         .
Paragraph 3:  It is estimated that the gross amount of business which will be
transacted by the corporation during the following year will be $         .
Paragraph 4: It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the
following year will be $         .

               /s/William P. O'Keefe         }
               ---------------------
               /s/Philip B. Hill             }Incorporators

              -----------------------
               /s/Hugh A. Zimmerman          }
              -----------------------

                             OATH AND ACKNOWLEDGMENT

STATE OF ILLINOIS   }
                    }    ss.
COOK COUNTY         }

     I, Frank Navigato, a Notary Public, do hereby certify that on the 4th day of October, 1963, William P. O'Keefe, Philip B. Hill and Hugh A. Zimmerman personally appeared before me and being first duly sworn by me severally acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

                                        /s/Frank Navigato
                                        -----------------
                                        Notary Public
Place
(Notarial Seal)
Here

                                                            5-1611
                                     FORM B
                    ----------------------------------------
                    ----------------------------------------
                            ARTICLES OF INCORPORATION

                                LAKE GAS COMPANY


                    ----------------------------------------
                    ----------------------------------------


The following fees are required to be paid at the time of issuing certificate of incorporation: Filing fee, $20.00; Initial license fee of 50 cents per $1,000.00 or 1/20 of 1% of the amount of stated capital and paid-in surplus the corporation proposes to issue without further report (Article Six); Franchise tax of 1/20 of 1% of the issued, as above noted. However, the minimum annual franchise tax is $10.00 and varies monthly on $20.00 or less, as follows:
January, $15; February, $14.17; March, $13.34; April, $12.50; May, $11.67; June,
$10.84; July, $10.00; August, $9.17; September, $8.34; October, $7.50; November,
$6.67; December, $5.84; (See Section 133, BCA).

In excess of $20,000 the franchise tax per $1,000.00 is as follows: January, $0.75; February, .7084; March, .6667; April, .625; May, .5834; June, .5417;
July, .50; August, .4584; September, .4167; October, .375; November, .3334; December, .2917.

All shares issued in excess of the amount mentioned in Article Six of this application must be reported within 60 days from date of issuance thereof, and franchise tax and license fee paid thereon; otherwise, the corporation is subject to a penalty of 1% for each month on the amount until reported and subject to a fine of not to exceed $500.00.

The same fees are required for a subsequent issue of shares except the filing fee is $1.00 instead of $20.00




                                                       Filed
                                                       Oct 7 1963
                                                       /s/Charles F. Carpentier
                                                       ------------------------
                                                       Secretary of State

                                                            7-1611
                            Certificate Number 19730

                                STATE OF ILLINOIS

                                    Office of
                             The Secretary of State


To all to whom these Presents Shall Come, Greeting:

Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of LAKE GAS COMPANY have been filed in the Office of the Secretary of State on the 20th day of December A. D. 1963, as provided by "The Business Corporation Act" of Illinois, in force July 13, A. D. 1933.

Now, Therefore, I, CHARLES F. CARPENTIER, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the state of Illinois, Done at the City of Springfield this 20th day of December A. D. 1963 and of the Independence of the United States the one hundred and 88th.

                            /s/Charles F. Carpentier
                            ------------------------
                                 Secretary of State.

                                     (SEAL)

Form BCA-55                                                 8-1611
                               (File in Duplicate)

                              ARTICLES OF AMENDMENT         Date Paid  12-20-63
                                     to the                 License Fee
                            ARTICLES OF INCORPORATION       Franchise Tax
                                       of                   Filing Fee  $20.00
                                LAKE GAS COMPANY            Clerk   GD
                             (Exact Corporate Name)
                                                            3967 49

To CHARLES F. CARPENTIER,                         PAID
Secretary of State                                Dec 20 1963
Springfield, Illinois                             /s/Charles F. Carpentier
                                                  Secretary of State

     The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

     ARTICLE FIRST:  The name of the corporation is:

     LAKE GAS COMPANY

     ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

     The Articles of Incorporation of Lake Gas Company be, and the same hereby are, amended so as to change the name of said Company from Lake Gas Company to North Shore Gas Company.

                                                            9-1611

(Disregard Separation into                 ARTICLE THIRD:  The number of shares
classes if class voting does         of the corporation outstanding at the time
not apply to the amendment           of the adoption of said amendment or
voted on.)                           amendments was 200; and the number of
                                     shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                                             Class        Number of Shares

(Disregard separation into           ARTICLE FOURTH:  The number of shares voted
classes if class voting does         for said amendment or amendments was 200;
not apply to the amendent            and the number of shares voted against said
voted on.)                           amendment or amendments was none.  The
                                     number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

                                             Class        Number of Shares Voted
                                                          For          Against

(Disregard these items unless                Item 1.  On the date of the
the amendment restates the                   adoption of this amendment
articles of incorporation.)                  restating the articles of
                                             incorporation, the corporation had
                                                 shares issued, itemized as
                                             follows:

               Class   Series   Number of    Par value per share or statement
                       (If Any)  Shares      that shares are without par value

                                             Item 2.  On the date of the
                                             adoption of this amendment
                                             restating the articles of
                                             incorporation,
                                             the corporation had a stated
                                             capital of $
                                             and a paid-in surplus of $
                                             or a total of $

(Disregard this Article where        ARTICLE FIFTH:  The manner in which the
this amendment contains no           exchange this amendment contains no
such provisions.)                    reclassification, or cancellation of issued
                                     shares, or a reduction of the number of
                                     authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

(Disregard this Paragraph            ARTICLE SIXTH:  Paragraph 1:  The manner in
where amendment does not             which said amendment or amendments effect a
affect stated capital or             change in the amount of stated capital or
paid-in surplus.)                    the amount of paid-in surplus, or both, is
                                     as follows:

(Disregard this Paragraph            Paragraph 2:  The amounts of stated capital
where amendment does not             and of paid-in surplus as changed by this
affect stated capital or             amendment are as follows:
paid-in surplus.)

                                             Before Amendment    After Amendment
                                     Stated capital...$          $
                                     Paid-in surplus..$          $

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of
Amendment to be executed in its name by its                    President, and
its corporate seal to be hereto affixed, attested by its              Secretary,
this 16th day of December, 1963.

                                     LAKE GAS COMPANY
                                     ----------------
                                     (Exact Corporate Name)
     Place                           By /s/Roy E. Jones
(CORPORATE SEAL)                        ---------------
     Here                               Its President

ATTEST:

/s/J. M. Wells
--------------
Its Secretary

STATE OF ILLINOIS }
                  } ss.
COUNTY OF COOK    }

     I, Walter J. McElligott, a Notary Public, do hereby certify that on the 16th day of December 1963, Roy E. Jones personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                     /s/Walter J. McElligot
                                     ----------------------
     Place                           Notary Public
(NOTARIAL SEAL)
     Here

                             Box 4349      File 143

                              ARTICLES OF AMENDMENT
                                     to the
                            ARTICLES OF INCORPORATION
                                       of
                                LAKE GAS COMPANY
                                ----------------
                                Filed Dec 20 1963
                            /s/Charles F. Carpentier
                            ------------------------
                               Secretary of State

                                FILE IN DUPLICATE
                                Filing Fee $20.00
                    Filing Fee for Re-Stated Articles $50.00

                                             Date Paid 1-23-64
                                              License Fee $2,577.88
                                              Franchise Tax $1,503.73
                                              Filing Fee        $1.00
                                              Penalty
                                              Clerk        LC
                                              147 23

                                    REPORT OF
                   ISSUANCE OF SHARES AND INCREASES IN STATED
                           CAPITAL AND PAID-IN SURPLUS


To CHARLES F. CARPENTIER,
     Secretary of State,
          Springfield, Illinois

     In compliance with "The Business Corporation Act" of Illinois, it is hereby certified that the facts relating to the number of shares of stock issued by North Shore Gas Company (Formerly known as Lake Gas Company) incorporated in the State of Illinois and the manner of payment thereof are as follows, to-wit:

          1. The aggregate number of shares which the corporation has authority to issue is itemized as follows:

                    Series    Number         Par value per share or statement
     Class          (If Any)  Shares         that shares are without par value
Common Stock                  2,000,000      Without par value

          2. The aggregate number of issued shares as last reported to the Secretary of State in any document (other than an annual report) required to be filed is 200 itemized as follows:

                    Series    Number         Par value per share or statement
     Class          (If Any)  Shares         that shares are without par value
Common Stock                  200            Without par value

          3. The amount of stated capital and the amount of paid-in surplus as last reported to the Secretary of State in any document (other than an annual report) required to be filed are:

          Stated Capital..............$ 1,000.00
          Paid-in Surplus.............$   None
          (If the corporation has no paid-in surplus insert the word "none.")

               Total..................$ 1,000.00

                                                       PAID
                                                       Jan 23 1964
                                                       /s/Charles F. Carpentier
                                                       Secretary of State

          4. (a) The aggregate number of shares issued by the corporation not previously reported to the Secretary of State as issued is 1,024,800, and the value of the entire consideration received therefor is $5,155,721.25, itemized as follows:

                         Number    Par value per share or     Date         Entire
Class         Series       of      statement that shares       of      Consideration
             (if Any)    Shares    are without par value    Issuance      Received
Common Stock                15,488      Without             12/19/63    $   77,440.00
Common Stock             1,009,312      par value           12/20/63    $5,078,281.25

                                                                Total   $5,155,721.25

             (b) In the case of shares issued as share dividend, the amount added or transferred to the stated capital and paid-in surplus of the corporation for, or on account of, such shares, excluding any part of such
amount transferred from paid-in surplus, is $      .

          5. (a) The amount added or transferred to stated capital or paid-in surplus without the issuance of shares, exclusive of any amount transferred to
stated capital from paid-in surplus, is $          .

                  Date of Addition or Transfer    Amount Added or Transferred
                                                  $
                                                  ---------------
                                        Total     $

             (b)  The amount transferred to stated capital from paid-in surplus
by resolution of the board of directors on                is $           .
                                               (Date)

          6. In the case of an exchange or reclassification of issued shares resulting in an increase in the amount of stated capital or paid-in surplus, or both, the date or dates on which such exchange or reclassification was effected and the manner in which the same was effected were:

and the amount added or transferred to stated capital or paid-in surplus as the result of such exchange or reclassification, except any portion thereof otherwise reported herein as part of the consideration received by the
corporation for, or on account of, its issued shares, is $   .

          7. If the consideration received for the issuance of any shares reported herein consists of labor or services performed or property, other than cash the value of such consideration, as fixed by the board of directors, is:

                    Series    Number of          Value of consideration as fixed
     Class          (If Any)   Shares                 by board of directors
Common Stock                  1,009,312          $5,078,281.25
                                                 $
                                                 $____________
                                        Total    $5,078,281.25

and the location and general description of such property is 756,984 shares of the Capital Stock of The Peoples Gas Light and Coke Company, an Illinois Corporation.


          8. Giving effect to the changes herein reported, the aggregate number of issued shares of the corporation is 1,025,000, itemized as follows:

               Series    Number of      Par value per share or statement
Class          (If Any)    Shares       that shares are without par value
Common Stock             1,025,000      Without par value


          9. Giving effect to the changes herein reported, the amount of stated capital and the amount of paid-in surplus of the corporation are:

          Stated Capital......................$ 5,156,721.25
          Paid-in Surplus..................... $    None
           (If the corporation has no paid-in surplus, insert the word "none.")
                                               --------------
                                   Total       $ 5,156,721.25

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Executive Vice President, attested by its Secretary, this 20th day of January, 1964.

NORTH SHORE GAS COMPANY       (Formerly known as Lake Gas Company)
------------------------------------------------------------------
(Exact Corporate Title)
                              By /s/E. M. Taber
                                 -------------
Place                         Executive Vice-President
Corporate Seal
Here

Attest:

/s/J. M. Wells
--------------
Secretary

STATE OF Illinois        }
                         }  ss.
COUNTY OF Cook           }
     I, Dorothy M. Teuber, a Notary Public, do hereby certify that on the 20th day of January, A. D. 1964, personally appeared before me E. M. Taber who declares he is Executive Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                              /s/Dorothy M. Teuber
                              --------------------
Place                         Notary Public
Notarial Seal
Here

                             Box 4349      File 143
                              Report of Issuance of
                                    Shares of
                             North Shore Gas Company
                      (Formerly known as Lake Gas Company)
                                      FILED
                                   JAN 23 1964
                            /s/Charles F. Carpentier
                               Secretary of State
Filing Fee, $1.00


     The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of The Business Corporation Act.

     This form is for use by either domestic (Sec. 97 BCA) or foreign corporations (Sec. 117 BCA).

                                              Date Paid   7-21-64
                                              License Fee $200.00
                                              Franchise Tax $233.33
                                              Filing Fee        $1.00
                                              Penalty
                                              Clerk    AR
                                              2417 1

                                    REPORT OF
                   ISSUANCE OF SHARES AND INCREASES IN STATED
                           CAPITAL AND PAID-IN SURPLUS


To WILLIAM H. CHAMBERLAIN
     Secretary of State,
          Springfield, Illinois

     In compliance with "The Business Corporation Act" of Illinois, it is hereby certified that the facts relating to the number of shares of stock issued by North Shore Gas Company incorporated in the State of Illinois and the manner of payment thereof are as follows, to-wit:

          1. The aggregate number of shares which the corporation has authority to issue is itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  2,000,000      Without Par Value


          2. The aggregate number of issued shares as last reported to the Secretary of State in any document (other than an annual report) required to be filed is 1,025,000 itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  1,025,000      Without Par Value


          3. The amount of stated capital and the amount of paid-in surplus as last reported to the Secretary of State in any document (other than an annual report) required to be filed are:

          Stated Capital.......................$ 5,156,721.25
          Paid-in Surplus......................     None
           (If the corporation has no paid-in surplus, insert the word "none.")

                                        Total     $ 5,156,721.25

                                                       PAID
                                                       JUL 21 1964
                                                       /s/William H. Chamberlain
                                                       Secretary of State

          4. (a) The aggregate number of shares issued by the corporation not previously reported to the Secretary of State as issued is 54,400, and the value of the entire consideration received therefor is $400,000.00, itemized as follows:

                         Number    Par value per share or                Entire
             Series        of      statement that shares    Date of   Consideration
Class        (If Any)    Shares    are without par value   Issuance     Received
Common Stock             54,400    Without Par Value        5/25/64   $400,000.00

                                                               Total  $400,000.00

              (b) In the case of shares issued as share dividend, the amount added or transferred to the stated capital and paid-in surplus of the corporation for, or on account of, such shares, excluding any part of such
amount transferred from paid-in surplus, is $     .

          5. (a) The amount added or transferred to stated capital or paid-in surplus without the issuance of shares, exclusive of any amount transferred to stated capital from paid-in surplus, is $ .
          Date of Addition or Transfer       Amount Added or Transferred
                                             $
                                   Total     $

              (b) The amount transferred to stated capital from paid-in surplus by resolution of the board of directors
on         is $          .
   (Date)

          6. In the case of an exchange or reclassification of issued shares resulting in an increase in the amount of stated capital or paid-in surplus, or both, the date or dates on which such exchange or reclassification was effected and the manner in which the same was effected were:

and the amount added or transferred to stated capital or paid-in surplus as the result of such exchange or reclassification, except any portion thereof otherwise reported herein as part of the consideration received by the
corporation for, or on account of, its issued shares, is $     .

          7. If the consideration received for the issuance of any shares reported herein consists of labor or services performed or property, other than cash the value of such consideration, as fixed by the board of directors, is:

               Series    Number of      Value of consideration as fixed by
     Class     (If Any)  Shares              board of directors
                                        $
                              Total     $

and the location and general description of such property is


          8. Giving effect to the changes herein reported, the aggregate number of issued shares of the corporation is 1,079,400, itemized as follows:

               Series    Number of      Par value per share or statement
Class          (If Any)   Shares        that shares are without par value
Common Stock             1,079,400      Without Par Value


          9. Giving effect to the changes herein reported, the amount of stated capital and the amount of paid-in surplus of the corporation are:

          Stated Capital.....................$ 5,556,721.25
          Paid-in Surplus...................      None
           (If the corporation has no paid-in surplus insert the word "none.")

                                        Total $ 5,556,721.25

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Executive Vice-President, attested by its Secretary, this 16th day of July, 1964

                                        North Shore Gas Company
                                        -----------------------
                                        (Exact Corporate Title)
Place                                   By /s/E. M. Taber
Corporate Seal                             --------------
Here                                    (Executive Vice-President)

Attest:

/s/J. M. Wells
--------------
(Secretary)

STATE OF Illinois        }
                         } ss.
COUNTY OF Cook           }

     I, Dorothy M. Teuber, a Notary Public, do hereby certify that on the 16th day of July, A. D. 1964, personally appeared before me E. M. Taber who declares he is Executive Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.
                                   /s/Dortothy M. Teuber
                                   ---------------------
Place                              Notary Public
Notarial Seal
Here

                             Box 4349      File 143
                         Report of Issuance of Shares of
                             North Shore Gas Company

FILED
JUL 21 1964
/s/William H. Chamberlain
Secretary of State

Filing Fee, $1.00

     The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of The Business Corporation Act.

     This form is for use by either domestic (Sec. 97 BCA) or foreign corporations (Sec. 117 BCA).

                                                           Date Paid  11-25-64
                                                           License Fee $350.00
                                                           Franchise Tax $291.67
                                                           Filing Fee   $1.00
                                                           Penalty
                                                           Clerk     AR
                                    REPORT OF
                   ISSUANCE OF SHARES AND INCREASES IN STATED
                           CAPITAL AND PAID-IN SURPLUS

To William H. Chamberlain
     Secretary of State,
          Springfield, Illinois

In compliance with "The Business Corporation Act" of Illinois, it is hereby certified that the facts relating to the number of shares of stock issued by North Shore Gas Company incorporated in the State of Illinois and the manner of payment thereof are as follows, to-wit:

          1. The aggregate number of shares which the corporation has authority to issue is itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  2,000,000      Without Par Value


          2. The aggregate number of issued shares as last reported to the Secretary of State in any document (other than an annual report) required to be filed is 1,079,400 itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  1,079,400      Without Par Value


          3. The amount of stated capital and the amount of paid-in surplus as last reported to the Secretary of State in any document (other than an annual report) required to be filed are:

          Stated Capital................................$ 5,556,721.25
          Paid-in Surplus...............................     None
          (If the corporation has no paid-in surplus, insert the word "none.")

                                                  Total   $ 5,556,721.25

                                                       PAID
                                                       NOV 25 1964
                                                       /s/William H. Chamberlain
                                                       Secretary of State

          4. (a) The aggregate number of shares issued by the corporation not previously reported to the Secretary of State as issued is 102,325, and the value of the entire consideration received therefor is $ See 4(b), itemized as follows:

                                     Par value per share or             Entire
             Series      Number      statement that shares   Date of    Consideration
Class        (If Any)    of Shares   are without par value   Issuance   Received
Common Stock             102,325     Without Par Value       9/29/64    $ See 4(b)

                                                                 Total  $

          (b) In the case of shares issued as share dividend, the amount added or transferred to the stated capital and paid-in surplus of the corporation for, or on account of, such shares, excluding any part of such amount transferred from paid-in surplus, is $700,000.00.

     5. (a) The amount added or transferred to stated capital or paid-in surplus without the issuance of shares, exclusive of any amount transferred to
stated capital from paid-in surplus,  is $      .

     Date of Addition or Transfer      Amount Added or Transferred
                                         $
                                   Total $

    (b)  The amount transferred to stated capital from paid-in surplus by
resolution of the board of directors on        is $         .
                                        (Date)

          6. In the case of an exchange or reclassification of issued shares resulting in an increase in the amount of stated capital or paid-in surplus, or both, the date or dates on which such exchange or reclassification was effected and the manner in which the same was effected were:

and the amount added or transferred to stated capital or paid-in surplus as the result of such exchange or reclassification, except any portion thereof otherwise reported herein as part of the consideration received by the
corporation for, or on account of, its issued shares, is $    .

          7. If the consideration received for the issuance of any shares reported herein consists of labor or services performed or property, other than cash the value of such consideration, as fixed by the board of directors, is:

               Series         Number of      Value of consideration as fixed by
     Class     (If Any)       Shares                 board of directors
                                             $
                                      Total  $

and the location and general description of such property is


          8. Giving effect to the changes herein reported, the aggregate number of issued shares of the corporation is 1,181,725, itemized as follows:

               Series         Number of      Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  1,181,725      Without Par Value


9. Giving effect to the changes herein reported, the amount of stated capital and the amount of paid-in surplus of the corporation are:

          Stated Capital.....................$ 6,256,721.25
          Paid-in Surplus...................      None
            (If the corporation has no paid-in surplus insert the word "none.")

                                        Total $ 6,256,721.25

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Executive Vice-President, attested by its Secretary, this 20th day of November, 1964.

                                   North Shore Gas Company
                                   -----------------------
                                   (Exact Corporate Title)
Place                              By /s/E. M. Taber
Corporate Seal                        --------------
Here                               (Executive Vice-President


Attest:

/s/J. M. Wells
--------------
(Secretary)


STATE OF Illinois        }
                         } ss.
COUNTY OF Cook           }

     I, Esther Timmermann, a Notary Public, do hereby certify that on the 20th day of November, A. D. 1964, personally appeared before me E. M. Taber who declares he is Executive Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                   /s/Esther Timmermann
                                   --------------------
Place                              Notary Public
Notarial Seal                      My Commission expires May 12, 1967
Here
                              Box  4349   File 143
                              Report of Issuance of
                                    Shares of

                             North Shore Gas Company
                             -----------------------
FILED
NOV 25 1964
/s/William H. Chamberlain
Secretary of State

Filing Fee, $1.00

     The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of The Business Corporation Act.

This form is for use by either domestic (Sec. 97 BCA) or foreign corporations (Sec. 117 BCA).

                                                           Date Paid  2-15-65
                                                           License Fee  $750.00
                                                           Franchise Tax $437.50
                                                           Filing Fee   $   1.00
                                                           Penalty
                                                           Clerk     AR

                                                           377 25
                                    REPORT OF
                   ISSUANCE OF SHARES AND INCREASES IN STATED
                           CAPITAL AND PAID-IN SURPLUS

To Paul Powell
     Secretary of State,
          Springfield, Illinois

     In compliance with "The Business Corporation Act" of Illinois, it is hereby certified that the facts relating to the number of shares of stock issued by North Shore Gas Company incorporated in the State of Illinois and the manner of payment thereof are as follows, to-wit:

          1. The aggregate number of shares which the corporation has authority to issue is itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  2,000,000      Without Par Value


          2. The aggregate number of issued shares as last reported to the Secretary of State in any document (other than an annual report) required to be filed is 1,181,725 itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  1,181,725      Without Par Value


          3. The amount of stated capital and the amount of paid-in surplus as last reported to the Secretary of State in any document (other than an annual report) required to be filed are:

          Stated Capital................................$ 6,256,721.25
          Paid-in Surplus...............................     None
            (If the corporation has no paid-in surplus, insert the word "none.")

                                                  Total $ 6,256,721.25

                                                              PAID
                                                              FEB 15 1965
                                                              /s/Paul Powell
                                                              Secretary of State

          4. (a) The aggregate number of shares issued by the corporation not previously reported to the Secretary of State as issued is 240,800, and the value of the entire consideration received therefor is $1,500,000.00, itemized as follows:

                                        Par value per share or             Entire
             Series      Number         statement that shares    Date of   Consideration
Class        (If Any)    of Shares      are without par value    Issuance  Received
Common Stock             240,800        Without Par Value        12/23/64  $1,500,000.00

                                                                     Total $1,500,000.00

          (b) In the case of shares issued as share dividend, the amount added or transferred to the stated capital and paid-in surplus of the corporation for, or on account of, such shares, excluding any part of such amount transferred
from paid-in surplus, is $    .


       5. (a) The amount added or transferred to stated capital or paid-in surplus without the issuance of shares, exclusive of any amount transferred to
stated capital from paid-in surplus,  is $      .

Date of Addition or Transfer         Amount Added or Transferred
                                     $
                              Total  $

          (b)  The amount transferred to stated capital from paid-in surplus by
resolution of the board of directors on      is $       .
                                       (Date)

          6. In the case of an exchange or reclassification of issued shares resulting in an increase in the amount of stated capital or paid-in surplus, or both, the date or dates on which such exchange or reclassification was effected and the manner in which the same was effected were:

and the amount added or transferred to stated capital or paid-in surplus as the result of such exchange or reclassification, except any portion thereof otherwise reported herein as part of the consideration received by the
corporation for, or on account of, its issued shares, is $       .

          7. If the consideration received for the issuance of any shares reported herein consists of labor or services performed or property, other than cash the value of such consideration, as fixed by the board of directors, is:

               Series    Number of        Value of consideration as fixed by
     Class     (If Any)    Shares                board of directors
                                          $
                                   Total  $

and the location and general description of such property is


          8. Giving effect to the changes herein reported, the aggregate number of issued shares of the corporation is 1,422,525, itemized as follows:

               Series    Number of      Par value per share or statement
     Class     (If Any)    Shares       that shares are without par value
Common Stock             1,422,525      Without Par Value


          9. Giving effect to the changes herein reported, the amount of stated capital and the amount of paid-in surplus of the corporation are:

          Stated Capital.....................$ 7,756,721.25
          Paid-in Surplus...................      None
            (If the corporation has no paid-in surplus insert the word "none.")

                                        Total $ 7,756,721.25

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Executive Vice-President, attested by its Secretary, this 8th day of February, 1965.

                                   North Shore Gas Company
                                   -----------------------
                                   (Exact Corporate Title)
Place                              By /s/E. M. Taber
Corporate Seal                        --------------
Here                               (Executive Vice-President)

Attest:

/s/J. M. Wells
--------------
(Secretary)


STATE OF Illinois        }
                         } ss.
COUNTY OF Cook           }

     I, Dorothy M. Teuber, a Notary Public, do hereby certify that on the 8th day of February, A. D. 1965, personally appeared before me E. M. Taber who declares he is Executive Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                   /s/Dorothy M. Teuber
                                   --------------------
Place                              Notary Public
Notarial Seal
Here
                             Box 4349      File 143
                              Report of Issuance of
                                    Shares of

                             North Shore Gas Company
                             -----------------------
FILED
FEB 15 1965
/s/Paul Powell
Secretary of State

Filing Fee, $1.00

     The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of The Business Corporation Act.

     This form is for use by either domestic (Sec. 97 BCA) or foreign corporations (Sec. 117 BCA).

                                                         4349 - 143
                                                         Date Paid    4-18-66
                                                         License Fee  $1,000.00
                                                         Franchise Tax $1,416.67
                                                         Filing Fee    $   1.00
                                                         Penalty
                                                         Clerk AR   2,417.67
                              Form BCA (97 or 117)
                                    REPORT OF
                   ISSUANCE OF SHARES AND INCREASES IN STATED
                           CAPITAL AND PAID-IN SURPLUS

To Paul Powell
     Secretary of State,
          Springfield, Illinois

     In compliance with "The Business Corporation Act" of Illinois, it is hereby certified that the facts relating to the number of shares of stock issued by North Shore Gas Company incorporated in the State of Illinois and the manner of payment thereof are as follows, to-wit:

          1. The aggregate number of shares which the corporation has authority to issue is itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  2,000,000      Without Par Value


          2. The aggregate number of issued shares as last reported to the Secretary of State in any document (other than an annual report) required to be filed is 1,422,525 itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  1,422,525      Without Par Value


          3. The amount of stated capital and the amount of paid-in surplus as last reported to the Secretary of State in any document (other than an annual report) required to be filed are:

          Stated Capital................................$ 7,756,721.25
          Paid-in Surplus...............................     None
            (If the corporation has no paid-in surplus, insert the word "none.")

                                                  Total $ 7,756,721.25

                                                              PAID
                                                              APR 18 1966
                                                              /s/Paul Powell
                                                              Secretary of State

          4. (a) The aggregate number of shares issued by the corporation not previously reported to the Secretary of State as issued is 304,609, and the value of the entire consideration received therefor is $2,000,000.00, itemized as follows:

                                        Par value per share or             Entire
             Series      Number         statement that shares    Date of   Consideration
Class        (If Any)    of Shares      are without par value    Issuance  Received
Common Stock             304,609        Without Par Value        2/23/66   $2,000,000.00

                                                                    Total  $2,000,000.00

          (b) In the case of shares issued as share dividend, the amount added or transferred to the stated capital and paid-in surplus of the corporation for, or on account of, such shares, excluding any part of such amount transferred
from paid-in surplus, is $      .


      5. (a) The amount added or transferred to stated capital or paid-in surplus without the issuance of shares, exclusive of any amount transferred to
stated capital from paid-in surplus,  is $      .

      Date of Addition or Transfer        Amount Added or Transferred
                                          $
                                   Total  $

          (b)  The amount transferred to stated capital from paid-in surplus by
resolution of the board of directors on       is $         .
                                       (Date)

          6. In the case of an exchange or reclassification of issued shares resulting in an increase in the amount of stated capital or paid-in surplus, or both, the date or dates on which such exchange or reclassification was effected and the manner in which the same was effected were:

and the amount added or transferred to stated capital or paid-in surplus as the result of such exchange or reclassification, except any portion thereof otherwise reported herein as part of the consideration received by the corporation for, or on account of, its issued shares, is
$     .

          7. If the consideration received for the issuance of any shares reported herein consists of labor or services performed or property, other than cash the value of such consideration, as fixed by the board of directors, is:

          Series    Number of             Value of consideration as fixed by
Class     (If Any)    Shares                     board of directors
                                          $
                                   Total  $

and the location and general description of such property is


          8. Giving effect to the changes herein reported, the aggregate number of issued shares of the corporation is 1,727,134, itemized as follows:

               Series         Number of      Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  1,727,134      Without Par Value


          9. Giving effect to the changes herein reported, the amount of stated capital and the amount of paid-in surplus of the corporation are:

          Stated Capital.....................$ 9,756,721.25
          Paid-in Surplus...................      None
            (If the corporation has no paid-in surplus insert the word "none.")

                                        Total $ 9,756,721.25

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to
be executed in its name by its      President, attested by its Assistant
Secretary, this 7th day of April, 1966.

                                   North Shore Gas Company
                                   -----------------------
                                   (Exact Corporate Title)
Place                              By /s/E. M. Taber
Corporate Seal                        --------------
Here                               (President)

Attest:

/s/Harry F. Luther
------------------
(Assistant Secretary)


STATE OF Illinois        }
                         } ss.
COUNTY OF Lake           }

     I, Elsie C. Jacobson, a Notary Public, do hereby certify that on the 7th day of April, A. D. 1966, personally appeared before me E. M. Taber who declares
he is     President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                   /s/Elsie C. Jacobson
                                   --------------------
Place                              Notary Public
Notarial Seal
Here
                             Box 4349      File 143
                              Report of Issuance of
                                    Shares of

                             North Shore Gas Company
                             -----------------------
FILED
APR 18 1966
/s/Paul Powell
Secretary of State

Filing Fee, $1.00

     The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of The Business Corporation Act.

     This form is for use by either domestic (Sec. 97 BCA) or foreign corporations (Sec. 117 BCA).

                                                          4349-143-1
                                                          Date Paid  9-8-71
                                                          License Fee $1500.00
                                                          Franchise Tax $3500.00
                                                          Filing Fee   $ 1.00
                                                          Penalty       $ 100.00
                                                          Clerk  AR    $5,101.00
                                                          5148 01
                              Form BCA (97 or 117)
                                    REPORT OF
                   ISSUANCE OF SHARES AND INCREASES IN STATED
                           CAPITAL AND PAID-IN SURPLUS


To Paul Powell
     Secretary of State,
          Springfield, Illinois

     In compliance with Sec. 97 of "The Business Corporation Act" of Illinois, it is hereby certified that the facts relating to the number of shares of stock issued by North Shore Gas Company incorporated in the State of Illinois and the manner of payment thereof are as follows, to-wit:

          1. The aggregate number of shares which the corporation has authority to issue is itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  3,000,000      Without Par Value


          2. The aggregate number of issued shares as last reported to the Secretary of State in any document (other than an annual report) required to be filed is 1,727,134 itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  1,727,134      Without Par Value

          3. The amount of stated capital and the amount of paid-in surplus as last reported to the Secretary of State in any document (other than an annual report) required to be filed are:

          Stated Capital................................$ 9,756,721.25
          Paid-in Surplus...............................     None
            (If the corporation has no paid-in surplus, insert the word "none.")

                                                  Total $ 9,756,721.25

          4. (a) The aggregate number of shares issued by the corporation not previously reported to the Secretary of State as issued is 400,000, and the value of the entire consideration received therefor is $3,000,000.00, itemized as follows:

                                        Par value per share or             Entire
               Series    Number         statement that shares    Date of   Consideration
Class          (If Any   of Shares      are without par value    Issuance  Received
Common Stock             400,000        Without Par Value        5/21/71   $3,000,000.00

                                                                    Total  $3,000,000.00

          (b) In the case of shares issued as share dividend, the amount added or transferred to the stated capital and paid-in surplus of the corporation for, or on account of, such shares, excluding any part of such amount transferred
from paid-in surplus, is $     .


      5. (a) The amount added or transferred to stated capital or paid-in surplus without the issuance of shares, exclusive of any amount transferred to stated capital from paid-in surplus, is $ -0- .

      Date of Addition or Transfer        Amount Added or Transferred
                                          $
                                   Total  $

          (b)  The amount transferred to stated capital from paid-in surplus by
resolution of the board of directors on      is $       .
                                       (Date)

          6. In the case of an exchange or reclassification of issued shares resulting in an increase in the amount of stated capital or paid-in surplus, or both, the date or dates on which such exchange or reclassification was effected and the manner in which the same was effected were:

and the amount added or transferred to stated capital or paid-in surplus as the result of such exchange or reclassification, except any portion thereof otherwise reported herein as part of the consideration received by the corporation for, or on account of, its issued shares, is
$       .

          7. If the consideration received for the issuance of any shares reported herein consists of labor or services performed or property, other than cash the value of such consideration, as fixed by the board of directors, is:

               Series         Number of      Value of consideration as fixed by
     Class     (If Any)       Shares                board of directors
                                             $
                                      Total  $

and the location and general description of such property is


          8. Giving effect to the changes herein reported, the aggregate number of issued shares of the corporation is 2,127,134, itemized as follows:

               Series         Number of      Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  2,127,134      Without Par Value


          9. Giving effect to the changes herein reported, the amount of stated capital and the amount of paid-in surplus of the corporation are:

          Stated Capital.....................$ 12,756,721.25
          Paid-in Surplus...................      None
            (If the corporation has no paid-in surplus insert the word "none.")

                                        Total $ 12,756,721.25

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice-President, attested by its Assistant Secretary, this 17th day of August, 1971.

                                   North Shore Gas Company
                                   -----------------------
                                   (Exact Corporate Title)
Place                              By /s/J. P. Thomas
Corporate Seal                        ---------------
Here                               (Vice-President)

Attest:

/s/A. M. Weiss
---------------------
(Assistant Secretary)

STATE OF Illinois        }
                         } ss.
COUNTY OF Cook           }

     I, Judith L. Rasmussen, a Notary Public, do hereby certify that on the 17th day of August, A. D. 1971, personally appeared before me J. P. Thomas who declares he is Vice- President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.
                                   /s/Judith L. Rasmussen
                                   ----------------------
                                   Notary Public
Place                              My Commission Expires October 30, 1972
Notarial Seal
Here
                              Form BCA (97 0r 117)
                             Box 4349      File 143
                              Report of Issuance of
                                    Shares of

                             North Shore Gas Company
                             -----------------------
FILED
SEP 8 1971
/s/John W. Lewis
Secretary of State

Filing Fee, $1.00

     The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of The Business Corporation Act.

     This form is for use by either domestic (Sec. 97 BCA) or foreign corporations (Sec. 117 BCA).

                                                          4349-143-1
                                                          Date Paid  2-4-72
                                                          License Fee  $1000.00
                                                          Franchise Tax $1166.69
                                                          Filing Fee    $  1.00
                                                          Penalty
                                                          Clerk  AR   $2,167.69
                              Form BCA (97 or 117)
                                    REPORT OF
                   ISSUANCE OF SHARES AND INCREASES IN STATED
                           CAPITAL AND PAID-IN SURPLUS


To John W. Lewis
     Secretary of State,
          Springfield, Illinois

     In compliance with Sec. 97 of "The Business Corporation Act" of Illinois, it is hereby certified that the facts relating to the number of shares of stock issued by North Shore Gas Company incorporated in the State of Illinois and the manner of payment thereof are as follows, to-wit:

                                     546 45

          1. The aggregate number of shares which the corporation has authority to issue is itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  3,000,000      Without Par Value


          2. The aggregate number of issued shares as last reported to the Secretary of State in any document (other than an annual report) required to be filed is 2,127,134 itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  2,127,134      Without Par Value


          3. The amount of stated capital and the amount of paid-in surplus as last reported to the Secretary of State in any document (other than an annual report) required to be filed are:

          Stated Capital................................$ 12,756,721.25
          Paid-in Surplus...............................     None
            (If the corporation has no paid-in surplus, insert the word "none.")

                                                  Total $ 12,756,721.25

          4. (a) The aggregate number of shares issued by the corporation not previously reported to the Secretary of State as issued is 266,000, and the value of the entire consideration received therefor is $2,000,000.00, itemized as follows:

                                        Par value per share or             Entire
               Series    Number         statement that shares    Date of   Consideration
Class          (If Any   of Shares      are without par value    Issuance  Received
Common Stock             266,000        Without Par Value        12/21/71  $2,000,000.00

                                                                    Total  $2,000,000.00

          (b) In the case of shares issued as share dividend, the amount added or transferred to the stated capital and paid-in surplus of the corporation for, or on account of, such shares, excluding any part of such amount transferred
from paid-in surplus, is $     .


      5. (a) The amount added or transferred to stated capital or paid-in surplus without the issuance of shares, exclusive of any amount transferred to stated capital from paid-in surplus, is $ -0- .

      Date of Addition or Transfer        Amount Added or Transferred
                                          $
                                   Total  $

          (b)  The amount transferred to stated capital from paid-in surplus by
resolution of the board of directors on       is $       .
                                        (Date)

          6. In the case of an exchange or reclassification of issued shares resulting in an increase in the amount of stated capital or paid-in surplus, or both, the date or dates on which such exchange or reclassification was effected and the manner in which the same was effected were:

and the amount added or transferred to stated capital or paid-in surplus as the result of such exchange or reclassification, except any portion thereof otherwise reported herein as part of the consideration received by the corporation for, or on account of, its issued shares, is
$     .

          7. If the consideration received for the issuance of any shares reported herein consists of labor or services performed or property, other than cash the value of such consideration, as fixed by the board of directors, is:

               Series         Number of      Value of consideration as fixed by
     Class     (If Any)       Shares                board of directors
                                             $
                                      Total  $

and the location and general description of such property is


          8. Giving effect to the changes herein reported, the aggregate number of issued shares of the corporation is 2,393,134, itemized as follows:

               Series         Number of      Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  2,393,134      Without Par Value


          9. Giving effect to the changes herein reported, the amount of stated capital and the amount of paid-in surplus of the corporation are:

          Stated Capital.....................$ 14,756,721.25
          Paid-in Surplus...................      None
           (If the corporation has no paid-in surplus insert the word "none.")

                                       Total $ 14,756,721.25

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice-President, attested by its Assistant Secretary, this 31st day of January, 1972.

                                   North Shore Gas Company
                                   -----------------------
                                   (Exact Corporate Title)
Place                              By /s/J. P. Thomas
Corporate Seal                        ---------------
Here                               (Vice-President)

Attest:

/s/A. M. Weiss
------------------------------------
(Secretary) or (Assistant Secretary)

STATE OF Illinois        }
                         } ss.
COUNTY OF Cook           }

     I, Rosemary Broecker, a Notary Public, do hereby certify that on the 31st day of January, A. D. 1972, personally appeared before me J. P. Thomas who declares he is Vice- President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                   /s/Rosemary Broecker
                                   --------------------
Place                              Notary Public
Notarial Seal
Here

                              Form BCA (97 or 117)
                            Box 4349      File 143-1
                              Report of Issuance of
                                    Shares of

                             North Shore Gas Company
                             -----------------------
FILED
FEB 4 1972
/s/John W. Lewis
Secretary of State
Filing Fee, $1.00

     The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of The Business Corporation Act.

     This form is for use by either domestic (Sec. 97 BCA) or foreign corporations (Sec. 117 BCA).

                                                          4349-143-1
                                                          Date Paid  6/29/73
                                                          License Fee $1000.00
                                                          Franchise Tax $2500.00
                                                          Filing Fee    $1.00
                                                          Penalty
                                                          Clerk  2     3501.00
                                                          4643 09
                              Form BCA (97 or 117)
                                    REPORT OF
                   ISSUANCE OF SHARES AND INCREASES IN STATED
                           CAPITAL AND PAID-IN SURPLUS
To MICHAEL J. HOWLETT
     Secretary of State,
          Springfield, Illinois

     In compliance with Sec. 97 of "The Business Corporation Act" of Illinois, it is hereby certified that the facts relating to the number of shares of stock issued by North Shore Gas Company incorporated in the State of Illinois and the manner of payment thereof are as follows, to-wit:

          1. The aggregate number of shares which the corporation has authority to issue is itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  3,000,000      Without Par Value

          2. The aggregate number of issued shares as last reported to the Secretary of State in any document (other than an annual report) required to be filed is 2,393,134 itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  2,393,134      Without Par Value

          3. The amount of stated capital and the amount of paid-in surplus as last reported to the Secretary of State in any document (other than an annual report) required to be filed are:

          Stated Capital................................$ 14,756,721.25
          Paid-in Surplus...............................     None
            (If the corporation has no paid-in surplus, insert the word "none.")

                                                  Total $ 14,756,721.25

          4. (a) The aggregate number of shares issued by the corporation not previously reported to the Secretary of State as issued is 259,000, and the value of the entire consideration received therefor is $2,000,000, itemized as follows:

                                        Par value per share or             Entire
               Series    Number         statement that shares    Date of   Consideration
Class          (If Any)  of Shares      are without par value    Issuance  Received
Common Stock             259,000        Without Par Value        4/30/73   $2,000,000.00

                                                                    Total  $2,000,000.00

               (b) In the case of shares issued as share dividend, the amount added or transferred to the stated capital and paid-in surplus of the corporation for, or on account of, such shares, excluding any part of such
amount transferred from paid-in surplus, is $       .


           5. (a) The amount added or transferred to stated capital or paid-in surplus without the issuance of shares, exclusive of any amount transferred to stated capital from paid-in surplus, is $ -0- .

          Date of Addition or Transfer         Amount Added or Transferred
                                               $
                                        Total  $

               (b)  The amount transferred to stated capital from paid-in
surplus by resolution of the board of directors on       is $         .
                                                  (Date)

          6. In the case of an exchange or reclassification of issued shares resulting in an increase in the amount of stated capital or paid-in surplus, or both, the date or dates on which such exchange or reclassification was effected and the manner in which the same was effected were:

and the amount added or transferred to stated capital or paid-in surplus as the result of such exchange or reclassification, except any portion thereof otherwise reported herein as part of the consideration received by the corporation for, or on account of, its issued shares, is
$     .

          7. If the consideration received for the issuance of any shares reported herein consists of labor or services performed or property, other than cash the value of such consideration, as fixed by the board of directors, is:

               Series         Number of      Value of consideration as fixed by
     Class     (If Any)       Shares                board of directors
                                             $
                                      Total  $

and the location and general description of such property is


          8. Giving effect to the changes herein reported, the aggregate number of issued shares of the corporation is 2,652,134, itemized as follows:

               Series         Number of      Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  2,652,134      Without Par Value


          9. Giving effect to the changes herein reported, the amount of stated capital and the amount of paid-in surplus of the corporation are:

          Stated Capital.....................$ 16,756,721.25
          Paid-in Surplus...................      None
           (If the corporation has no paid-in surplus insert the word "none.")

                                        Total $ 16,756,721.25

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice-President, attested by its Assistant Secretary, this 25th day of June, 1973.

                                   North Shore Gas Company
                                   -----------------------
                                   (Exact Corporate Title)
Place                              By /s/J. P. Thomas
Corporate Seal                        ---------------
Here                               (Vice-President)

Attest:

/s/ A J Dibella
---------------
(Assistant Secretary)

STATE OF Illinois        }
                         } ss.
COUNTY OF Cook           }

     I, Rosemary Broecker, a Notary Public, do hereby certify that on the 25th day of June, A. D. 1973, personally appeared before me J. P. Thomas who declares he is Vice-President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.
                                   /s/Rosemary Broecker
                                   --------------------
                                   Notary Public
Place                              My Commission expries March 23, 1975
Notarial Seal
Here

                              Form BCA (97 or 117)
                             Box 4349      File 143
                              Report of Issuance of
                                    Shares of

                             North Shore Gas Company
                             -----------------------
FILED
JUN 29 1973
/s/Michael J. Howlett
Secretary of State
Filing Fee, $1.00

     The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of The Business Corporation Act.

     This form is for use by either domestic (Sec. 97 BCA) or foreign corporations (Sec. 117 BCA).

                                                   4349-143-1
                                                   (Do not write in this space.)
                                                   Date Paid 11/25/75
                                                   License Fee $2,000.00
                                                   Franchise Tax $3,333.33
                                                   Filing Fee    $ 1.00
                                                   Penalty
                                                   Clerk    2    $5,334.33
                              Form BCA (97 or 117)
                                    REPORT OF
                   ISSUANCE OF SHARES AND INCREASES IN STATED
                           CAPITAL AND PAID-IN SURPLUS

TO MICHAEL J. HOWLETT
     Secretary of State,
          Springfield, Illinois

     In compliance with Sec. 97 of "The Business Corporation Act" of Illinois, it is hereby certified that the facts relating to the number of shares of stock issued by North Shore Gas Company incorporated in the State of Illinois and the manner of payment thereof are as follows, to-wit:

          1. The aggregate number of shares which the corporation has authority to issue is itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  3,000,000      Without Par Value

          2. The aggregate number of issued shares as last reported to the Secretary of State in any document (other than an annual report) required to be filed is 2,652,134 itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  2,652,134      Without Par Value

          3. The amount of stated capital and the amount of paid-in surplus as last reported to the Secretary of State in any document (other than an annual report) required to be filed are:

          Stated Capital................................$ 16,756,721.25
          Paid-in Surplus...............................     None
            (If the corporation has no paid-in
              surplus, insert the word "none.")

                                                  Total $ 16,756,721.25

          4. (a) The aggregate number of shares issued by the corporation not previously reported to the Secretary of State as issued is 498,753, and the value of the entire consideration received therefor is $4,000,000, itemized as follows:

                                        Par value per share or             Entire
               Series    Number         statement that shares    Date of   Consideration
Class          (If Any)  of Shares      are without par value    Issuance  Received
Common Stock             498,753        Without Par Value        9/26/75   $4,000,000.00
                                                                           $
                                                                           $
                                                                           $
                                                                    Total  $4,000,000.00

               (b) In the case of shares issued as share dividend, the amount added or transferred to the stated capital and paid-in surplus of the corporation for, or on account of, such shares, excluding any
               part of such amount transferred from paid-in surplus, is $     .


          5. (a) The amount added or transferred to stated capital or paid-in surplus without the issuance of shares, exclusive of any amount transferred to stated capital from paid-in surplus, is $ -0- .

          Date of Addition or Transfer       Amount Added or Transferred
                                             $
                                             $

                                             ---------------------
                                      Total  $

               (b)  The amount transferred to stated capital from paid-in
               surplus by resolution of the board of directors on     is $     .
                                                                 (Date)

          6. In the case of an exchange or reclassification of issued shares resulting in an increase in the amount of stated capital or paid-in surplus, or both, the date or dates on which such exchange or reclassification was effected and the manner in which the same was effected were:

               and the amount added or transferred to stated capital or paid-in surplus as the result of such exchange or reclassification, except any portion thereof otherwise reported herein as part of the consideration received by the corporation for, or on account
               of, its issued shares, is $       .

          7. If the consideration received for the issuance of any shares reported herein consists of labor or services performed or property, other than cash the value of such consideration, as fixed by the board of directors, is:

               Series         Number of      Value of consideration as fixed by
     Class     (If Any)       Shares                board of directors
                                             $
                                             $
                                             $

                                             ---------------------
                                      Total  $

and the location and general description of such property is


          8. Giving effect to the changes herein reported, the aggregate number of issued shares of the corporation is 3,150,887, itemized as follows:

               Series         Number of      Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  3,150,887      Without Par Value


          9. Giving effect to the changes herein reported, the amount of stated capital and the amount of paid-in surplus of the corporation are:

          Stated Capital.....................$ 20,756,721.25
          Paid-in Surplus................... $      None
            (If the corporation has no paid-in
            surplus insert the word "none.")

                                      Total  $ 20,756,721.25

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice-President, attested by its Assistant Secretary, this 18th day of November, 1975.

                                   North Shore Gas Company
                                   -----------------------
                                   (Exact Corporate Title)
Place
Corporate Seal                     By /s/J. P. Thomas
Here                                  ---------------
                                   (Vice-President)

Attest:

/s/D. G. Holm
-------------------------
(Assistant Secretary)

STATE OF Illinois        }
                         } ss.
COUNTY OF Cook           }

     I, Jacqueline E. Rosales, a Notary Public, do hereby certify that on the 18th day of November, A. D. 1975, personally appeared before me J. P. Thomas who declares he is Vice- President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                   /s/Jacqueline E. Rosales
                                   ------------------------
Place                              Notary Public
Notarial Seal                      My Commission Expires June 21, 1978
Here

                            Box 4349      File 143-1
                              Report of Issuance of
                                    Shares of

                             North Shore Gas Company
                             -----------------------
FILED
NOV 25 1975
/s/Michael J. Howlett
Secretary of State
Filing Fee, $1.00

     The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of The Business Corporation Act.

     This form is for use by either domestic (Sec. 97 BCA) or foreign corporations (Sec. 117 BCA).

                                                   4349-143-1
                                                   (Do not write in this space.)
                                                   Date Paid 4-13-77
                                                   License Fee $3,000.00
                                                   Franchise Tax $8,500.00
                                                   Filing Fee       $ 1.00
                                                   Penalty
                                                   Clerk     AR       11,501.00
                              Form BCA (97 or 117)
                                    REPORT OF
                   ISSUANCE OF SHARES AND INCREASES IN STATED
                           CAPITAL AND PAID-IN SURPLUS

TO MICHAEL J. HOWLETT
     Secretary of State,
          Springfield, Illinois

     In compliance with Sec. 97 of "The Business Corporation Act" of Illinois, it is hereby certified that the facts relating to the number of shares of stock issued by North Shore Gas Company incorporated in the State of Illinois and the manner of payment thereof are as follows, to-wit:

          1. The aggregate number of shares which the corporation has authority to issue is itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  5,000,000      Without Par Value
$100 Cumulative
Preferred                     250,000             $100.00

          2. The aggregate number of issued shares as last reported to the Secretary of State in any document (other than an annual report) required to be filed is 3,150,887 itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  3,150,887      Without Par Value

          3. The amount of stated capital and the amount of paid-in surplus as last reported to the Secretary of State in any document (other than an annual report) required to be filed are:

          Stated Capital................................$ 20,756,721.25
          Paid-in Surplus.............................. $   None
            (If the corporation has no paid-in
             surplus, insert the word "none.")
                                                 Total  $ 20,756,721.25

                                                              PAID
                                                              APR 15 1977
                                                              ALAN J. DIXON
                                                              Secretary of State

          4. (a) The aggregate number of shares issued by the corporation not previously reported to the Secretary of State as issued is 60,000, and the value of the entire consideration received therefor is $6,000,000, itemized as follows:

                                   Par value per share or             Entire
          Series        Number     statement that shares    Date of   Consideration
Class     (If Any)      of Shares  are without par value    Issuance  Received
$100 Cumulative Preferred  60,000  $100.00                  2/15/77   $6,000,000
                                                                      $
                                                                      $
                                                                      $
                                                               Total  $6,000,000

               (b) In the case of shares issued as share dividend, the amount added or transferred to the stated capital and paid-in surplus of the corporation for, or on account of, such shares, excluding any part of such amount transferred from paid-in surplus, is $
               .

           5. (a) The amount added or transferred to stated capital or paid-in surplus without the issuance of shares, exclusive of any amount transferred to stated capital from paid-in surplus, is $
               .

          Date of Addition or Transfer       Amount Added or Transferred
                                             $
                                             $
                                             $
                                      Total  $

               (b)  The amount transferred to stated capital from paid-in
               surplus by resolution of the board of directors on      is
               $       .                                         (Date)

          6. In the case of an exchange or reclassification of issued shares resulting in an increase in the amount of stated capital or paid-in surplus, or both, the date or dates on which such exchange or reclassification was effected and the manner in which the same was effected were:

               and the amount added or transferred to stated capital or paid-in surplus as the result of such exchange or reclassification, except any portion thereof otherwise reported herein as part of the consideration received by the corporation for, or on account
               of, its issued shares, is $      .

          7. If the consideration received for the issuance of any shares reported herein consists of labor or services performed or property, other than cash the value of such consideration, as fixed by the board of directors, is:

          Series         Number of      Value of consideration as fixed by
Class     (If Any)       Shares            board of directors
                                        $
                                        $
                                        $
                                 Total  $

and the location and general description of such property is

          8. Giving effect to the changes herein reported, the aggregate number of issued shares of the corporation is 3,210,887, itemized as follows:

               Series         Number of      Par value per share or statement
Class          (If Any)       Shares         that shares are without par value
Common Stock                  3,150,887      Without Par Value
$100 Cumulative Preferred        60,000            $100

          9. Giving effect to the changes herein reported, the amount of stated capital and the amount of paid-in surplus of the corporation are:

          Stated Capital.....................$ 26,756,721.25
          Paid-in Surplus.................. .$     None
            (If the corporation has no paid-in
             surplus insert the word "none.")

                                        Total $ 26,756,721.25

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice-President, attested by its Assistant Secretary, this 7th day of April, 1977.

                                   North Shore Gas Company
                                   -----------------------
                                   (Exact Corporate Title)
Place
Corporate Seal                     By /s/J. P. Thomas
Here                                  ---------------
                                      (Vice-President)

Attest:

/s/A. J. Dibella
------------------------
(Assistant Secretary)

STATE OF Illinois        }
                         } ss.
COUNTY OF Cook           }

     I,       , a Notary Public, do hereby certify that on the 7th day of
April, A. D. 1977, personally appeared before me J. P. Thomas who declares he is Vice President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                   /s/Jacqueline E. Rosales
                                   ------------------------
Place                              Notary Public
Notarial Seal                      My Commission Expires June 21, 1978
Here
                              Form BCA (97 or 117)
                             Box 4349      File 143
                              Report of Issuance of
                                    Shares of

                             North Shore Gas Company
                             -----------------------
FILED
APR 13 1977
/s/Alan J. Dixon
Secretary of State

Filing Fee, $1.00

     The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of The Business Corporation Act.

     This form is for use by either domestic (Sec. 97 BCA) or foreign corporations (Sec. 117 BCA).

                                                   4349-143-1
                                                   (Do not write in this space.)
                                                   Date Paid 7-11-78
                                                   License Fee $2000.00
                                                   Franchise Tax $4546.00
                                                   Filing Fee       $ 1.00
                                                   Penalty
                                                   Clerk     CCH  $6,547.00

                                    REPORT OF
                   ISSUANCE OF SHARES AND INCREASES IN STATED
                           CAPITAL AND PAID-IN SURPLUS
TO ALAN J. DIXON
     Secretary of State,
          Springfield, Illinois

     In compliance with Sec. 97 of "The Business Corporation Act" of Illinois, it is hereby certified that the facts relating to the number of shares of stock issued by North Shore Gas Company incorporated in the State of Illinois and the manner of payment thereof are as follows, to-wit:

          1. The aggregate number of shares which the corporation has authority to issue is itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  5,000,000      Without Par Value
$100 Cumulative Preferred       250,000           $100.00


          2. The aggregate number of issued shares as last reported to the Secretary of State in any document (other than an annual report) required to be filed is 3,210,887 itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  3,150,887      Without Par Value
$100 Cumulative Preferred        60,000           $100.00


          3. The amount of stated capital and the amount of paid-in surplus as last reported to the Secretary of State in any document (other than an annual report) required to be filed are:

          Stated Capital................................$ 26,756,721.25
          Paid-in Surplus...............................$    None
            (If the corporation has no paid-in surplus, insert the word "none.")

                                                 Total  $ 26,756,721.25

          4. (a) The aggregate number of shares issued by the corporation not previously reported to the Secretary of State as issued is 475,000, and the value of the entire consideration received therefor is $4,000,000, itemized as follows:

                                   Par value per share or             Entire
          Series    Number         statement that shares    Date of   Consideration
Class     (If Any)  of Shares      are without par value    Issuance  Received
Common              475,000        Without Par Value        5/19/78   $4,000,000
                                                                      $
                                                                      $
                                                                      $
                                                               Total  $4,000,000

               (b) In the case of shares issued as share dividend, the amount added or transferred to the stated capital and paid-in surplus of the corporation for, or on account of, such shares, excluding any part of such amount transferred from paid-in surplus, is $___.


           5. (a) The amount added or transferred to stated capital or paid-in surplus without the issuance of shares, exclusive of any amount transferred to
stated capital from paid-in surplus,  is $   .

          Date of Addition or Transfer         Amount Added or Transferred
                                               $
                                               $
                                        Total  $

               (b)  The amount transferred to stated capital from paid-in
surplus by resolution of the board of directors on       is $       .
                                        (Date)

          6. In the case of an exchange or reclassification of issued shares resulting in an increase in the amount of stated capital or paid-in surplus, or both, the date or dates on which such exchange or reclassification was effected and the manner in which the same was effected were:

and the amount added or transferred to stated capital or paid-in surplus as the result of such exchange or reclassification, except any portion thereof otherwise reported herein as part of the consideration received by the corporation for, or on account of, its issued shares, is
$     .

          7. If the consideration received for the issuance of any shares reported herein consists of labor or services performed or property, other than cash the value of such consideration, as fixed by the board of directors, is:

               Series         Number of      Value of consideration as fixed by
     Class     (If Any)       Shares                 board of directors
                                             $
                                             $
                                      Total  $

and the location and general description of such property is


          8. Giving effect to the changes herein reported, the aggregate number of issued shares of the corporation is 3,685,887, itemized as follows:

               Series         Number of      Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  3,625,887      Without Par Value
$100 Cumulative Preferred        60,000           $100

          9. Giving effect to the changes herein reported, the amount of stated capital and the amount of paid-in surplus of the corporation are:

          Stated Capital.....................$ 30,756,721.25
          Paid-in Surplus..................  $     None
            (If the corporation has no paid-in surplus insert the word "none.")

          Total .............................$ 30,756,721.25

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice-President and Controller, attested by its Assistant Secretary, this 5th day of July, 1978.

                                   North Shore Gas Company
                                   -----------------------
                                   (Exact Corporate Title)
Place
Corporate Seal                     By /s/M. Igasaki, Jr.
Here                                  ------------------
                                   (Vice-President and Controller)

Attest:

s/D. G. Holm
------------
(Assistant Secretary)

STATE OF Illinois        }
                         } ss.
COUNTY OF Cook           }

     I, Jacqueline E. Rosales, a Notary Public, do hereby certify that on the 5th day of July, A. D. 1978, personally appeared before me M. Igasaki, Jr. who declares he is Vice-President & Controller of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.
                                   /s/Jacqueline E. Rosales
                                   ------------------------
Place                              Notary Public
Notarial Seal
Here

                              Form BCA (97 or 117)
                             Box 4349      File 143
                              Report of Issuance of
                                    Shares of

                             North Shore Gas Company
                             -----------------------
FILED
JUL 11 1978
/s/Alan J. Dixon
Secretary of State
Filing Fee, $1.00

     The license fee and franchise tax, as well as the filing fee, must be paid at the time of filing this report as required by the provisions of The Business Corporation Act.

     This form is for use by either domestic (Sec. 97 BCA) or foreign corporations (Sec. 117 BCA).

                                                   4349-143-1
                                                   (Do not write in this space.)
                                                   Date         11-18-80
                                                   License Fee $1,500.00
                                                   Franchise Tax $2,366.49
                                                   Filing Fee       $ 5.00
                                                   Penalty
                                                   Clerk     CCH  $3,871.49
                              Form BCA (97 or 117)
                                    REPORT OF
                   ISSUANCE OF SHARES AND INCREASES IN STATED
                           CAPITAL AND PAID-IN SURPLUS

TO ALAN J. DIXON
     Secretary of State,
          Springfield, Illinois

     In compliance with Sec. 97 of "The Business Corporation Act" of Illinois, it is hereby certified that the facts relating to the number of shares of stock issued by North Shore Gas Company incorporated in the State of Illinois and the manner of payment thereof are as follows, to-wit:

          1. The aggregate number of shares which the corporation has authority to issue is itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  5,000,000      Without Par Value
$100 Cumulative Preferred       250,000           $100.00


          2. The aggregate number of issued shares as last reported to the Secretary of State in any document (other than an annual report) required to be filed is 3,685,887 itemized as follows:

               Series         Number         Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  3,625,887      Without Par Value
$100 Cumulative Preferred        60,000           $100.00


          3. The amount of stated capital and the amount of paid-in surplus as last reported to the Secretary of State in any document (other than an annual report) required to be filed are:

          Stated Capital................................$ 30,756,721.25
          Paid-in Surplus...............................$     None
            (If the corporation has no paid-in surplus, insert the word "none.")

                Total.................................. $ 30,756,721.25

          4. (a) The aggregate number of shares issued by the corporation not previously reported to the Secretary of State as issued is 30,000, and the value of the entire consideration received therefor is $3,000,000, itemized as follows:

                                        Par value per share or             Entire
               Series    Number         statement that shares    Date of   Consideration
Class          (If Any)  of Shares      are without par value    Issuance  Received
$100

Cum. Preferred   9%      30,000                                  9/30/80   $3,000,000
                                                                           $
                                                                           $
                                                                    Total  $3,000,000

               (b) In the case of shares issued as share dividend, the amount added or transferred to the stated capital and paid-in surplus of the corporation for, or on account of, such shares, excluding any part of such
amount transferred from paid-in surplus, is $        .


           5. (a) The amount added or transferred to stated capital or paid-in surplus without the issuance of shares, exclusive of any amount transferred to
stated capital from paid-in surplus,  is $    .

          Date of Addition or Transfer         Amount Added or Transferred
                                               $
                                               $
                                        Total  $

               (b)  The amount transferred to stated capital from paid-in
surplus by resolution of the board of directors on      is $       .


          6. In the case of an exchange or reclassification of issued shares resulting in an increase in the amount of stated capital or paid-in surplus, or both, the date or dates on which such exchange or reclassification was effected and the manner in which the same was effected were:

and the amount added or transferred to stated capital or paid-in surplus as the result of such exchange or reclassification, except any portion thereof otherwise reported herein as part of the consideration received by the corporation for, or on account of, its issued shares, is
$     .

          7. If the consideration received for the issuance of any shares reported herein consists of labor or services performed or property, other than cash the value of such consideration, as fixed by the board of directors, is:

               Series         Number of      Value of consideration as fixed by
     Class     (If Any)       Shares                board of directors
                                             $
                                             $
                                      Total  $

and the location and general description of such property is


          8. Giving effect to the changes herein reported, the aggregate number of issued shares of the corporation is 3,715,887, itemized as follows:

               Series         Number of      Par value per share or statement
     Class     (If Any)       Shares         that shares are without par value
Common Stock                  3,625,887      Without Par Value
$100 Cumulative Preferred        90,000           $100

          9. Giving effect to the changes herein reported, the amount of stated capital and the amount of paid-in surplus of the corporation are:

Stated Capital.....................$ 33,756,721.25
Paid-in Surplus..................  $      None
  (If the corporation has no paid-in surplus insert the word "none.")

       Total ......................$ 33,756,721.25

     IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice-President and Controller, attested by its Assistant Secretary, this 27th day of October, 1980.

                                   North Shore Gas Company
                                   -----------------------
                                   (Exact Corporate Title)
Place
Corporate Seal                     By /s/M. Igasaki, Jr.
Here                                  ------------------
                                   (Vice-President and Controller)

Attest:

/s/D. G. Holm
---------------------
(Assistant Secretary)

     As an authorized officer, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

STATE OF Illinois        }
                         } ss.
COUNTY OF Cook           }

     I, Veronica Rodgers, a Notary Public, do hereby certify that on the 27th day of October, A. D. 1980, personally appeared before me M. Igasaki, Jr. who declares he is Vice-President & Controller of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                   /s/Veronica Rodgers
                                   -------------------
Place                              Notary Public
Notarial Seal                      My Commission Expries Nov. 1, 1982
Here

                              Form BCA (97 or 117)
                                File# 4349-143-1
                              Report of Issuance of
                                    Shares of

                             North Shore Gas Company

SECRETARY OF STATE
CORPORATION DEPARTMENT
SPRINGFIELD, ILLINOIS  62756
TELEPHONE (217) 782-7880

FILED
NOV 18 1980
/s/Alan J. Dixon
Secretary of State

Filing Fee, $5.00

     The license fee and franchise tax as well as the filing fee, must be paid at the time of filing this report as required by the provisions of the Business Corporation Act.

     This form is for use by either domestic (Sec. 97 BCA) or foreign corporations (Sec. 117 BCA).

                                                            4349-143
                              Form BCA (12 or 110)          Date:        3-16-66
                                                            Filing Fee:    $1.00
                                                            Clerk          B. J.
                                                                          759 48

              CERTIFICATE OF CHANGE OF REGISTERED AGENT AND REGISTERED OFFICE BY
                         A FOREIGN OR DOMESTIC CORPORATION OF ILLINOIS

STATE OF ILLINOIS }
LAKE COUNTY         }  ss.                            PAID
                                                      MAR 16 1966
                                                      /s/    Paul Powell
                                                      Secretary of State
To PAUL POWELL,
Secretary of State,
Springfield, Illinois

      The undersigned corporation, organized and existing under the laws of the State of Illinois for the purpose of changing its registered agent and its registered office, or both, in Illinois as provided by "The Business Corporation Act," of Illinois represents that:

      1.  The name of the corporation is North Shore Gas Company

      2. The address, including street and number, if any, of its present registered office (before change) is 209 Madison Street, Waukegan, Illinois

      3. Its registered office (including street and number if any change in the registered office is to be made) is hereby changed to 3001 Grand Avenue Street, in the City of Waukegan (60086) County of Lake

      4. The name of its present registered agent (before change) is Edwin M. Taber

      5.  The name of the new registered agent is Edwin M. Taber (Same)

      6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

      7. Such change was authorized by resolution duly authorized by the board of directors.

                                             (OVER)

IN WITNESS WHEREOF, the undersigned corporation has caused this report  to be
executed in its name by its              President, attested by its
Secretary, this 17th day of February, A.D. 1966.
                                                         North Shore Gas Company
                                                         -----------------------
                                                         (Exact Corporate Title)

      PLACE
      (CORPORATE SEAL)                                   By   /s/   E. M. Taber
      HERE                                                   -------------------
                                                         President

ATTEST:
/s/   J. M. Wells
-----------------
 Secretary

STATE OF ILLINOIS}
COUNTY OF Lake } ss.

            I, Eileen Ponsonby, a Notary Public, do hereby certify that on the 17th day of February, A.D. 1966, personally appeared before me E. M. Taber who
declares he is    President of the corporation, executing the foregoing
document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

            IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.
      PLACE                                                  /s/ Eileen Ponsonby
      (NOTARIAL SEAL)                                        -------------------
      HERE                                                   Notary Public

FORM BCA (12 or 110)
Box 4349    File 143

CHANGE OF REGISTERED
OFFICE OF

North Shore Gas Company

Filing Fee $1.00

NOTICE

      This certificate must be filed in duplicate. The corporation cannot act as its own registered agent.

      The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the address of the registered agent must be the same.

      Any subsequent change in the registered office or agent must be reported immediately to the Secretary of State on blanks furnished for that purpose.

FILED MAR 16 1966
/s/ Paul J. Powell
-------------------
Secretary of State

                                                            Date 9-17-73
                              Form BCA (12 or 110)          Filing Fee      $1--
                                                            Clerk. A. K.

              CERTIFICATE OF CHANGE OF REGISTERED AGENT AND REGISTERED OFFICE BY
                          A FOREIGN OR DOMESTIC CORPORATION OF ILLINOIS

STATE OF Illinois)
Cook COUNTY   ) ss.

To:  Michael Howlett
     Secretary of State,
     Springfield, Illinois

The undersigned corporation, organized and existing under the laws of the State of Illinois for the purpose of changing its registered agent and its registered office, or both, in Illinois as provided by "The Business Corporation Act," of Illinois represents that:

1.  The name of the corporation is North Shore Gas Company

2. The address, including street and number, if any, of its present registered office (before change) is 3001 Grand Avenue, Waukegan, Illinois 60085

3. Its registered office (including street and number if any change in the registered office is to be made) is hereby changed to Room 213, 122 South Michigan Avenue, in the City of Chicago (60623) County of Cook
                                        -------
                                       (Zip Code)

4.  The name of its present registered agent (before change)     PAID
is Edwin M. Taber                                                SEP 17 1973
5.  The name of the new registered agent is Charles G.        Michael J. Howlett
Freund
6. The address of its registered office and the address of the business office of its registered agent, as changed, will be identical.

7. Such change was authorized by resolution duly authorized by the board of directors.
                                             (OVER)

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice President, attested by its Assistant Secretary, this 11th day of September, A. D. 1973.
                                                  NORTH SHORE GAS COMPANY
                                                  -----------------------
                                                  (Exact Corporate Title)

      PLACE
      (CORPORATE SEAL)                               By  /s/ J. P. Thomas
      HERE                                              -----------------
                                                     President or Vice President
Attest:
/s/ A. M. Weiss
----------------
Secretary or Assistant Secretary

STATE OF ILLINOIS}
COUNTY OF COOK } ss.

            I, Judith Ann Januzik, a Notary Public, do hereby certify that on the 11th day of September, A. D. 1973, personally appeared before me J. P. Thomas who declares he is Vice President of the corporation, executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

            IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

      PLACE                                              /s/ Judith Ann Januzik
      (NOTARIAL SEAL)                                    ----------------------
      HERE                                               Notary Public
                                                         My Commission Expires:
                                                         September 6, 1979

FORM BCA (12 or 110)
Box 4349    File 143-1

CHANGE OF REGISTERED AGENT
AND OFFICE OF

North Shore Gas Company                                        Filing Fee $1.00

NOTICE

      This certificate must be filed in duplicate. The corporation cannot act as its own registered agent.

      The registered office may be, but need not be, the same as the place of business of the corporation, but the registered office and the address of the registered agent must be the same.

      Any subsequent change in the registered office or agent must be reported immediately to the Secretary of State on blanks furnished for that purpose.

FILED SEP 17, 1973
/s/   Michael J. Howlett
Secretary of State

      (12340--40M--9-69)

Form BCA (12, 12a, 110, 110a)                               File No. D4349-143-1
                                                            Date  12-23-81
                              File in duplicate             Filling Fee $5.00
                                                            Clerk  A. G.

                  Please read instruction on back before attempting to execute

              CERTIFICATE OF CHANGE OF REGISTERED AGENT AND REGISTERED OFFICE BY
                          A FOREIGN OR DOMESTIC CORPORATION OF ILLINOIS

To    Secretary of State
      Springfield, Illinois

      The undersigned corporation, organized and existing under the laws of the State of Illinois for the purpose of changing its registered agent or its registered office, or both, in Illinois as provided by "The Business Corporation Act", of Illinois represents that:

      1.  The name of the corporation is North Shore Gas Company

      2. The address, including street and number, if any, of its present registered office (before change) is 122 South Michigan Avenue, Chicago, Illinois 60603

      3. Its registered office (including street and number if any change in the registered office is to be made) is hereby change to ----- Street, ------
 (Zip Code) -------- County of ----

      4. The name of its present registered agent (before change) is Charles G. Freund

      5.  The name of the new registered agents is Donald G. Holm

      6. The address of its registered office and the address of the business office of its registered agent, will be identical.

      7.  The manner of authorization of such change(s) was:

          a.  [ X]  By resolution duly authorized by the board of directors;

          b.  [  ]  By action of its registered agent.

                                 SIGNATURES

(Sign below where the above change(s) were authorized by resolution of the board of directors.) Under penalty of perjury and as an authorized officer of the corporation, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation, on this 18th day of December 1981.

            By  /s/ M. Igasaki, Jr.
              -----------------------
            (Vice Pres.)   (Title)

seal

            Attest /s/ E. P. Cassidy
                  -------------------
            (Assist. Sec.)   (Title)

(Sign below where the above change of address was authorized by action of the registered agent.) Under penalty or perjury and as the registered agent of the corporation, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.

IN WITNESS WHEREOF, I have hereunto subscribed my name on this
day of           19  .

      By
        -----------------------
      Registered Agent


                                 INSTRUCTIONS

      1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the agent must be the same.

      2. The registered office must be in Illinois and must be a street or road address, not a post office box number.

      3. A registered agent may change the address of the registered office of the corporation, for which he is registered agent, to another address in this State.

      4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of the change of registered office. Such certified copies may be obtained only from the Secretary of State.

      5.  A corporation cannot act as its own registered agent.

Form BCA (12, 12a, 110, 110a)
File No.  D4349-143-1

CERTIFICATE OF CHANGE OF REGISTERED
AGENT AND/ OR OFFICE OF A FOREIGN OR
DOMESTIC CORPORATION
                                    PAID
Secretary of State                  DEC 23 1981
Corporation Department              RECEIVED AND FILED
Springfield, Illinois 62756
Telephone:  (217) 782-3647          DEC 23 1981

Filing Fee $5.00                    JIM EDGAR
                                    Secretary of State

Form BCA (12, 12a, 110, 110a)                               File No. D4349-143-1
                                                            Date 04-13-82
                              File in duplicate             Filling Fee $5.00
                                                            Clerk  A S

                                Please read instructions on back
                                  before attempting to execute


              CERTIFICATE OF CHANGE OF REGISTERED AGENT AND REGISTERED OFFICE BY
                          A FOREIGN OR DOMESTIC CORPORATION OF ILLINOIS

To
      Secretary of State
      Springfield, Illinois

      The undersigned corporation, organized and existing under the laws of the State of Illinois for the purpose of changing its registered agent or its registered office, or both, in Illinois as provided by "The Business Corporation Act", of Illinois represents that:

      1.  The name of the corporation is North Shore Gas Company

      2. The address, including street and number, if any, of its present registered office (before change) is Room 213, 122 South Michigan Avenue, Chicago, Illinois 60603

      3. Its registered office (including street and number if any change in the registered office is to be made) is hereby change to Room 1609, 122 S. Michigan Avenue, Chicago IL (60603) (Zip Code) County of Cook

      4. The name of its present registered agent (before change) is Donald G. Holm

      5.  The name of the new registered agents is same

      6. The address of its registered office and the address of the business office of its registered agent will be identical.

      7.  The manner of authorization of such change(s) was:

          a.  [  ]  By resolution duly authorized by the board of directors;

          b.  [ X]  By action of its registered agent.

                                 SIGNATURES

(Sign below where the above change(s) were authorized by resolution of the board of directors.) Under penalty of perjury and as an authorized officer of the corporation, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.

IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed the seal of said corporation, on this ---- day of --------19--.

      By
        -----------------------------
      (Pres. or Vice Pres.)   (Title)

seal

      Attest
            ------------------------------
      (Sec. or Assist. Sec.)   (Title)

(Sign below where the above change of address was authorized by action of the registered agent.) Under penalty of perjury and as the authorized registered agent of the corporation, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct, and complete.

IN WITNESS WHEREOF, I have hereunto subscribed my name on this 29th day of March 1982.

      By /s/ D. G. Holm
        ---------------
      Registered Agent

                                 INSTRUCTIONS

      1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the agent must be the same.

      2. The registered office must be in Illinois and must be a street or road address, not a post office box number.

      3. A registered agent may change the address of the registered office of the corporation, for which he is registered agent, to another address in this State.

      4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of the change of registered office. Such certified copies may be obtained only from the Secretary of State.

      5.  A corporation cannot act as its own registered agent.

Form BCA (12, 12a, 110, 110a)
File No. 4349-143-1

CERTIFICATE OF CHANGE OF REGISTERED
AGENT AND/ OR OFFICE OF A FOREIGN OR
DOMESTIC CORPORATION
                                    PAID
Secretary of State                  APR 13 1982
Corporation Department              FILED
Springfield, Illinois 62756
Telephone:  (217) 782-3647          APR 13 1982
                                    JIM EDGAR
Filing Fee $5.00                    Secretary of State

BCA 5.10/5.20 (Rev. Jul. 1984)     JIM EDGAR               File #D-4349-143-1
NFP-105.10/105.20 (Rev. 1986)      Secretary of State
                                   State of Illinois       This Space For Use By
      Submit in Duplicate                                  Secretary of State
Remit payment in Check or Money    STATEMENT OF CHANGE     Date
Order, payable to "Secretary of    OF REGISTERED AGENT
State",                            AND/OR                  Filing Fee        $5
      DO NOT SEND CASH!            REGISTERED OFFICE       Clerk PJ

Pursuant to the provisions of "The Business Corporation Act of 1983", or "The General Not For Profit Corporation Act of 1986", the undersigned corporation hereby submits the following statement.

1.  The name of the corporation is North Shore Gas Company

2.  The State or Country if incorporation is Illinois.

3. The name and address of its registered agent and its registered office as they appear on the records of the office of the Secretary of State (Before Change) are:
            Registered Agent    Donald            G.            Holm
                                ------            --            ----
                                First Name        Middle Name   Last Name
            Registered Office   122 South Michigan Avenue
                                -------------------------
FILED                           Number    Street    Suite No. (A P.O. Box alone
                                                              is not acceptable)
MAY 17 1989                     Chicago, Illinois       60603       Cook
                                -----------------       -----       ----
Secretary of State              City                    Zip Code    County
Corporation Department

4. The name and address of its registered agent and its registered office shall be (After All Changes Herein Reported):
            Registered Agent     J.                Bruce          Hasch
                                 --                -----          -----
                                 First Name        Middle Name    Last Name
            Registered Office    122 South Michigan Avenue
                                 -------------------------
                                 Number   Street   Suite No. (A.P.O. Box alone
                                                             is not acceptable)
                                 Chicago, Illinois       60603       Cook
                                 -----------------       -----       ----
                                 City                    Zip Code    County

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.  The above change was authorized by:  ("X" one box only)

    a.  [ X]  By resolution duly adopted by the board of directors.    (Note 5)
    b.  [  ]  By action of the registered agent.                       (Note 6)

(If authorized by the board of directors, sign here.  See Note 5)
      The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.
Dated       May 8, 1989                         North Shore Gas Company
                                                ---------------------------
                                                (Exact Name of Corporation)
attested by /s/ E. P. Cassidy                   by /s/ Richard E. Terry
            -----------------                      --------------------
(Signature of Secretary or Assistant Secretary) (Signature of President or
                                                   Vice President)
E. P. Cassidy, Secretary and Treasurer           R. E. Terry, President
--------------------------------------           ----------------------
(Type or Print Name and Title)                   (Type or Print Name and Title)
(If change of registered office by registered agent, sign here.  See Note 6)
The undersigned, under penalties of perjury, affirms that the facts stated herein are true.
Dated -----------------       , 19 ----
                                       --------------------------------------
                                       (Signature of Registered Agent of Record)

                                     NOTES



1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address, a post office box number alone is not acceptable.

3.  A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the state of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the President (or vice-president) and by the Secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.



FORM BCA-5.10/5.20
FORM NFP-105.10/105.20

File No. D-4349-143-1

STATEMENT OF CHANGE OF REGISTERED
AGENT AND/OR REGISTERED OFFICE


Filing Fee $5


Corporation Department
Secretary of State
Springfield, Illinois  62756
Telephone (217) 782-7808

                            Certificate Number 13551

                                STATE OF ILLINOIS
                                    OFFICE OF
                             THE SECRETARY OF STATE

                 To all whom these Presents Shall Come Greeting:



Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of NORTH SHORE GAS COMPANY have been filed in the Office of the Secretary of State on the 12th day of March A.D. 1971, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A.D. 1933.

Now Therefore, I JOHN W. LEWIS, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.
                     In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois,
            (SEAL) Done at the City of Springfield this 12th day of March A.D. 1971 and of the Independence of the United States the one hundred and 95th.


                                                      /s/ John W. Lewis
                                                      -----------------
                                                      SECRETARY OF STATE.

                              FORM BCA-55           (Do not write in this space)
                                                    Date Paid         03-12-71
                                                    License Fee       $
                                                    Franchise Tax     $
                        (File in Duplicate)         Filing Fee        $25.00
                                                    Clerk  GP

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF

                             North Shore Gas Company
                             -----------------------
                             (Exact Corporate Name)

To JOHN W. LEWIS
Secretary of State
Springfield, Illinois

      The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:
      ARTICLE FIRST:  The name of the corporation is:           PAID

                                                                MAR 15 1971
                              North Shore Gas Company
                                                                /s/John W. Lewis
                                                            Secretary of State

      ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:
      Article Five of the Articles of Incorporation of North Shore Gas
Company is amended to read as follows:

                                    "ARTICLE FIVE
      "PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 3,000,000, divided into one (1) class. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:


                                                Par value per share or statement that
            Series      Number of               shares are without par value
Class       (If Any)    Shares
Common        --          3,000,000                   Without par value

                                Not Applicable


(Disregard  separation into    ARTICLE THIRD: The number of shares of the
classes if class voting does   corporation outstanding at the time of the
not apply to the amendment     adoption of said amendment or amendments was
voted on.)                     1,727,134; and the number of shares of each class
                               entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                               Class                   Number of Shares

(Disregard separation into     ARTICLE FOURTH: The number of shares voted
if class voting does           classes for said amendment or amendments was
not apply to the amendment     1,727,134; and the number of shares voted against
voted on.)                     said amendment or amendments was none. The number
                               of shares of each class entitled to vote as a
                               class voted for and against said amendment or
                               amendments, respectively, was:
                               Class             Number of Shares Voted
                                                 For       Against

(Disregard these items unless  Item 1. On the date of the adoption of this the
amendment restates the ar-     amendment, restating the articles of
ticles of incorporation.)      incorporation, the corporation had --
                               shares issued, itemized as follows:
                               Class  Series   Number of  Par value per share or
                                      (If Any) Shares     statement that shares
                                                          are without par value

                                       Not Applicable

                               Item 2. On the date of the adoption of this
                               amendment restating the articles of incorporation the corporation had a stated capital of $
                               and a paid-in surplus of $       or a total of
                               $      .

                                       Not Applicable

(Disregard this Article        ARTICLE FIFTH: The manner in which the exchange,
where this amendment           reclassification, or cancellation of issued
contains no such               shares, or a reduction of the number of
provisions.)                   authorized shares of any class below the number
                               of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

                                       Not Applicable



(Disregard this Paragraph      ARTICLE SIXTH: Paragraph 1: The manner in which
where this amendment           said amendment or amendments effect a change in
does not affect stated         the amount of stated capital or the amount of
capital or paid-in surplus.)   paid-in surplus, or both, is as follows:


                                       Not Applicable



(Disregard this Paragraph      Paragraph 2: Amounts of stated capital and of
where amendment does           paid-in surplus as changed by this amendment are
not affect stated capital or   as follows:
paid-in surplus.)                                 Before
                                                 Amendment      After Amendment
                               Stated capital----$              $
                               Paid-in surplus---$              $

                                       Not Applicable

      IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its Vice President, and its corporate seal to be hereto affixed, attested by its Assistant Secretary, this 10th day of March, 1971.
                                                      North Shore Gas Company
                                                      -----------------------
                                                      (Exact Corporate Name)

      PLACE
      (CORPORATE SEAL)                                By /s/ Joseph P. Thomas
      HERE                                              ---------------------
                                                      Its Vice President

ATTEST:
/s/ E. A. Tracy
---------------
Its Assistant Secretary

STATE OF ILLINOIS}
COUNTY OF COOK } ss.

            I, Margot G. Hodel, a Notary Public, do hereby certify that on the 10th day of March 1971, Joseph P. Thomas personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

            IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

My Commission Expires on Nov. 21, 1972          /s/ Margot G. Hodel
                                                -------------------
                                                Notary Public
      PLACE
      (NOTARIAL SEAL)
      HERE

      Form BCA-55
Box 4349    File 143-1
ARTICLES OF AMENDMENT
      to the
ARTICLES OF INCORPORATION
      of
North Shore Gas Company
FILED  Mar  12, 1971
s/----John W. Lewis----
Secretary of State

FILE IN DUPLICATE
Filing Fee $25.00
Filing Fee for Re-Stated Articles $100.00
                               (Rev. 2-Req. 134 - 08080-15M-4-69)

                                    Certificate Number 23252

                                        STATE OF ILLINOIS
                                            OFFICE OF
                                     THE SECRETARY OF STATE

                       To all to whom these Presents Shall Come Greeting:


Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of NORTH SHORE GAS COMPANY have been filed in the Office of the Secretary of State on the 23rd day of April A.D. 1975, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A. D. 1933.

Now Therefore, I, MICHAEL J. HOWLETT, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.
                         In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of Springfield this 23rd day of April A.D. 1975 and of the Independence of the United States of the one hundred and 99th.


[SEAL]

                                                      /s/ MICHAEL J. HOWLETT
                                                      ----------------------
                                                      SECRETARY OF STATE

                              FORM BCA-55          4349-143-1
                                                   (Do not write in this space)
                                                   Date Paid         4-23-75
                                                   License Fee       $
                                                   Franchise Tax     $
                        (File in Duplicate)        Filing Fee        $25.00
                                                   Clerk  GP

                                      ARTICLES OF AMENDMENT
                                             TO THE
                                    ARTICLES OF INCORPORATION
                                               OF

                                     NORTH SHORE GAS COMPANY
                                     (Exact Corporate Name)

To MICHAEL J. HOWLETT
Secretary of State
Springfield, Illinois                                 3142  9

      The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:
      ARTICLE FIRST:  The name of the corporation is:         PAID
                                                              APR 24 1975
                                     North Shore Gas Company
                                                              Michael J. Howlett
                                                              Secretary of State

      ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:
      Article Five of the Articles of Incorporation of North Shore Gas
Company is amended to read as follows:
                                          ARTICLE FIVE
      PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 4,000,000, divided into one (1) class. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

                                                      Par value per share or statement
            Series      Number of                     that shares are without par value
Class       (if any)    Shares
Common         --       4,000,000                           Without par value


(Disregard  separation into    ARTICLE THIRD: The number of shares of the
classes if class voting does   corporation outstanding at the time of the
not apply to the amendment     adoption of said amendment or amendments was
voted on.)                     2,652,134 common shares; and the number of shares
                               of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                               Class                   Number of Shares
                                           not applicable
(Disregard separation into     ARTICLE FOURTH: The number of shares voted for
classes if class voting does   said amendment or amendments was 2,652,134; and
not apply to the amendment     the number of shares voted against said amendment
voted on.)                     or amendments was none. The number of shares of
                               each class entitled to vote as a class voted for
                               and against said amendment or amendments,
                               respectively, was:
                               Class                      Number of Shares Voted
                                                          For         Against
                                           not applicable

(Disregard these items unless  Item 1.  On the date of the adoption of this
the amendment restates the     amendment, restating the articles of
articles of incorporation.)    incorporation, the corporation had -- shares
                               issued, itemized as follows:
                               Class  Series   Number of  Par value per share or
                                      (If Any) Shares     statement that shares
                                                           are without par value

                                           not applicable

                               Item 2. On the date of the adoption of this amendment restating the articles of incorporation the corporation had a stated capital of $---- and a paid-in surplus of $---- or a total of $----.

(Disregard this Article        ARTICLE FIFTH:  The manner in which the exchange,
where this amendment           reclassification, or cancellation of issued
contains no such               shares, or a reduction of the number of
provisions.)                   authorized shares of any class below the number
                               of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

                                           not applicable


(Disregard this Paragraph      ARTICLE SIXTH:  Paragraph 1:  The manner in which
where this amendment           said amendment or amendments effect a change in
does not affect stated         the amount of stated  capital or the amount of
capital or paid-in             paid-in surplus, or both, is as follows:
surplus.)

                                           not  applicable


(Disregard this Paragraph      Paragraph 2: The amounts of stated capital and of
where amendment does           paid-in surplus as changed by this amendment are
not affect stated capital or   as follows:
paid-in surplus.)                       Before Amendment        After Amendment
                               Stated capital -----$            $
                               Paid-in surplus ----$            $

not applicable

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its Vice President, and its corporate seal to be hereto affixed, attested by its Assistant Secretary, this 18th day of April, 1975.
                                                      North Shore Gas Company
                                                      -----------------------
                                                      (Exact Corporate Name)

      PLACE
      (CORPORATE SEAL)                                By /s/ William C. Terpstra
      HERE                                              ------------------------
                                                      Its Vice President
ATTEST:
/s/ D. G. Holm
-------------------
Its Asst. Secretary

STATE OF ILLINOIS}
                   } ss.
COUNTY OF COOK}

            I, Marilyn J. Yates, a Notary Public, do hereby certify that on the 18th day of April 1975, William C. Terpstra personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

            IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                            /s/ Marilyn J. Yates
                                                            --------------------
                                                            Notary Public
      PLACE
      (NOTARIAL SEAL)
      HERE

Form BCA-55
Box 4349    File 143-1

ARTICLES OF AMENDMENT
      to the
ARTICLES OF INCORPORATION
      of

FILED  APR  23, 1975
/s/   Michael J. Howlett
Secretary of State

FILE IN DUPLICATE
Filing Fee $25.00
Filing Fee for Re-Stated Articles $100.00
      (60887--30M--8-74)

                                        Certificate 27811

                                        STATE OF ILLINOIS
                                            OFFICE OF
                                     THE SECRETARY OF STATE

                       To all to whom these Presents Shall Come, Greeting:



Whereas, Articles of amendment to the Articles of Incorporation duly signed and verified of NORTH SHORE GAS COMPANY have been filed in the Office of the Secretary of State on the 4th day of February A.D. 1977, as provided by "THE BUSINESS CORPORATION ACT" of Illinois, in force July 13, A. D. 1933.

Now Therefore, I ALAN J. DIXON, Secretary of State of the State of Illinois by virtue of the powers vested in me by law, do hereby issue this certificate of amendment and attach thereto a copy of the Articles of Amendment to the Articles of Incorporation of the aforesaid corporation.
                               In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, Done at the City of
                  (SEAL)       Springfield this 4th day of February A.D.
                               1977 and of the Independence of the United
                               States the two hundred and 1st.

                                                            /s/ Alan J. Dixon
                                                            ------------------
                                                            SECRETARY OF STATE

                                                   (Do not write in this space)
                                                   Date Paid         2-4-77
                                                   License Fee       $
                                                   Franchise Tax     $
                              (File in Duplicate)  Filing Fee        $25.00
                                                   Clerk   GP

                                      ARTICLES OF AMENDMENT
                                             TO THE
                                    ARTICLES OF INCORPORATION
                                               OF

                                     NORTH SHORE GAS COMPANY
                                     -----------------------
                                     (Exact Corporate Name)

To ALAN J. DIXON
Secretary of State
Springfield, Illinois

            The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of
"The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:
            ARTICLE FIRST: The name of the corporation is:         PAID
                                                                   FEB 4 1977
                              NORTH SHORE GAS COMPANY
                                                              /s/  ALAN J. DIXON
                                                              ------------------
                                                              Secretary of State

            ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:


            RESOLVED: That ARTICLE FIVE of the Articles of Incorporation of North Shore Gas Company (the "Company") be amended so as to read in its entirety as follows:

                                          ARTICLE FIVE

            PARAGRAPH 1: The aggregate number of shares which the Company is authorized to issue is 5,250,000 divided into two classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:


                                                                        Par value per share or
                              Series                    Number          statement that shares are
      Class                   (If any)                  of Shares       without par value
      -----                   --------                  ---------       -------------------------
$100 Cumulative Preferred     See Paragraph 2-I (a)        250,000      $100.00
      Common                  None                       5,000,000      without par value



      PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative rights in respect of the shares of each class are:


                        I.  $100 CUMULATIVE PREFERRED STOCK
      (a) Issue of $100 Cumulative Preferred Stock in Series. Authority is hereby expressly vested in the Board of Directors to divide, and to provide for the issue from time to time of the $100 Cumulative Preferred Stock in series, and to fix and determine as to each such series:

            (1) the designation of, and the number of shares to be issuable in, such series;

            (2) the divided rate per annum for the shares of such series, expressed either as a dollar amount per share or as a percentage of the par value thereof, and the time of payment of such dividends;

            (3) the price or prices at which, and the terms and conditions on which, such shares may be redeemed;

            (4) the amount payable upon each of such shares in the event of voluntary dissolution, liquidation or winding up of the Company;

            (5) the amount payable upon each of such shares in the event of involuntary dissolution, liquidation or winding up of the Company;

            (6) sinking fund provisions, if any, for the redemption or purchase of such shares (the term "sinking fund", as used herein, including any analogous fund, however designated);

            (7) if such shares are to be issued with the privilege of conversion into shares of the Common Stock, the terms and conditions on which such shares may be so converted; and

            (8) other special rights and privileges of shares of such series as shall not be inconsistent with the provisions hereof.

In all other respects shares of the $100 Cumulative Preferred Stock of all series shall be identical.

      So long as any shares of any series of the $100 Cumulative Preferred Stock shall be outstanding, the resolution of the Board of Directors establishing such series shall not be amended or revoked so as adversely to affect any of the preferences or other rights of the holders of the shares of such series, without the affirmative vote or the written consent of the holders of at least two-thirds of the shares of such series outstanding at the time or as of a record date fixed by the Board of Directors, but such resolution may be so amended or revoked with such vote or consent.

      (b) Priority. The $100 Cumulative Preferred Stock shall be prior and senior to the Common Stock as to the payment of dividends and as to the distribution of assets upon dissolution, liquidation or winding up of the Company.

      (c) Dividends. Holders of the $100 Cumulative Preferred Stock of each series shall be entitled to receive cash dividends, out of funds legally available therefor, when and as declared by the Board of Directors, at such rate per annum and payable on such dates as shall have been fixed by the Board of Directors for the shares of such series. Dividends on the $100 Cumulative Preferred Stock of each series shall be cumulative with respect to each share from the date of issue thereof. Accumulations of dividends shall not bear interest. Whenever there shall be paid on the shares of any series of the $100 Cumulative Preferred Stock the full amount of any part of the dividends payable thereon, there shall also be paid at the same time on the shares of each other series of $100 Cumulative Preferred Stock, if any, then outstanding the full amount or a like proportionate part, as the case may be, of the dividends payable thereon.

      No funds shall be paid into or set aside for any sinking fund created for any series of the $100 Cumulative Preferred Stock or for any stock of any class ranking on a parity with or junior to the $100 Cumulative Preferred Stock with respect to the payment of dividends or the distribution of assets, unless all dividends on the $100 Cumulative Preferred Stock for all past dividend periods, and for the current dividend period, shall have been paid in full or shall have been declared and funds sufficient for such payment set aside by the Company, separate and apart from its other funds.

      No dividend shall be paid or other distribution made on any stock of any class ranking on a parity with or junior to the $100 Cumulative Preferred Stock with respect to the payment of dividends or the distribution of assets, other than a dividend or distribution solely of shares of such stock, and no such stock shall be redeemed, purchased or otherwise acquired by the Company for a consideration, unless (1) all dividends on the $100 Cumulative Preferred Stock for all past dividend periods, and for the current dividend period, shall have been paid in full or shall have been declared and funds sufficient for such payment set aside by the Company, separate and apart from its other funds, and
(2) all funds then and theretofore required to be paid into or set aside for any sinking fund or funds created for all series of the $100 Cumulative Preferred Stock shall have been so paid or set aside.

      (d) Redemption of $100 Cumulative Preferred Stock. Subject to the limitations stated in sub-divisions (c) and (e) hereof and except as may be otherwise provided by the Board of Directors in respect of the shares of a particular series, shares of any one or more series of the $100 Cumulative Preferred Stock may be called for redemption and redeemed, at the option of the Company, in whole at any time or in part from time to time, upon the notice hereinafter provided for, by the payment therefor in cash of the then applicable optional redemption price or prices fixed by the Board of Directors for the shares which are to be redeemed.

      If at any time less than all shares of any series of the $100 Cumulative Preferred Stock shall be called for redemption, the shares so called shall be selected by lot in such manner, or pro rata, all as may be determined by the Board of Directors.

      Notice of any proposed redemption shall be given by the Company by first class mail, postage pre-paid, or caused by the Company to be so given, not more than 60 nor less than 30 days prior to the redemption date, to the holders of record of the shares to be redeemed at their respective addresses then appearing, on the records of the Company.

      At any time before the redemption date the Company may deposit in trust the funds necessary for such redemption with a bank or trust company, to be designated in the notice of such redemption, doing business in the City of Chicago, State of Illinois, or in the Borough of Manhattan, The City of New York, State of New York, and having capital, surplus and undivided profits aggregating at least $5,000,000. In the event such deposit is made so that the deposited funds shall be forthwith available to the holders of the shares to be redeemed upon surrender of the certificates evidencing such shares, then, upon the giving of the notice of such redemption, as hereinabove provided, or upon the earlier delivery to such bank or trust company of irrevocable authorization and direction so to give such notice, all shares with respect to the redemption of which such deposit shall have been made and the giving of such notice effected or authorization therefor given shall, whether or not the certificates for such shares shall have been surrendered for cancellation, be deemed to be no longer outstanding for any purpose and all rights with respect to such shares shall thereupon cease and terminate, except only the right of the holders of the certificates for such shares (1) to receive, out of the funds so deposited in trust, from and after the time of such deposit, the amount payable upon the redemption thereof, without interest, or (2) to exercise any privilege of conversion which shall not theretofore have terminated.

Any funds so deposited which shall not be required for the payment of the redemption price of such shares by reason of the exercise of any right of conversion subsequent to the date of such deposit shall be paid over to the Company forthwith. At the expiration of six years after the redemption date, any such funds then remaining on deposit with such bank or trust company shall be paid over to the Company, free of trust, and thereafter the holders of the certificates for such shares shall have no claims against such bank or trust company, but only claims as unsecured creditors against the Company for amounts equal to their pro rata portions of the funds so paid over, without interest. Any interest on or other accretions to funds deposited with such bank or trust company shall belong to the Company.

      The provisions of this subdivision (d) with respect to the method and effect of redemption shall be applicable to the redemption of shares pursuant to any sinking fund created for any series of the $100 Cumulative Preferred Stock as well as to the optional redemption of shares, except to the extent, if any, that the terms of such sinking fund, as fixed and determined by the Board of Directors, shall expressly otherwise provide.

      (e) Limitations on Redemption and Purchase of $100 Cumulative Preferred Stock. If and so long as the Company shall be in default in the payment of any dividend on shares of any series of the $100 Cumulative Preferred Stock, or shall be in default in the payment of funds into or the setting aside of funds for any sinking fund created for any series of the $100 Cumulative Preferred Stock, the Company shall not (other than by the use of unapplied funds, if any, paid into or set aside for a sinking fund or funds prior to such default) redeem, purchase or otherwise acquire for a consideration any shares of the $100 Cumulative Preferred Stock unless (i) all shares thereof are redeemed or (ii) such purchase or acquisition is made pursuant to an offer to purchase at the respective redemption prices made on a comparable basis to the holders of all shares of the $100 Cumulative Preferred Stock then outstanding.

      (f) Status of $100 Cumulative Preferred Stock Redeemed, Purchased or Otherwise Reacquired. All shares of the $100 Cumulative Preferred Stock of any series which shall have been redeemed, purchased or otherwise reacquired by the Company shall be cancelled and shall not be issued as shares of such series.

      (g) Liquidation Preference. In the event of dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, holders of the $100 Cumulative Preferred Stock of each series shall be entitled to receive out of the assets of the Company, before any payment or distribution shall be made to the holders of Common Stock or of any other stock of the Company ranking junior to the $100 Cumulative Preferred Stock with respect to the payment of dividends or the distribution of assets, such amount per share as shall have been fixed by the Board of Directors as the dissolution, liquidation or winding up price, as the case may be, for the shares of such series. If upon any such dissolution, liquidation or winding up, the assets of the Company available for payment to stockholders are not sufficient to make payment in full to holders of the $100 Cumulative Preferred Stock, payment shall be made to such holders ratably in accordance with the numbers of shares held by them respectively, and in case there shall then be outstanding more than one series of the $100 Cumulative Preferred Stock, ratably in accordance with the respective distributive amounts to which such holders shall be entitled.

      Neither a consolidation or merger of the Company with or into any other corporation, nor a merger of any other corporation into the Company, nor the redemption or purchase by the Company of all or a part of the outstanding shares of any class or classes of its stock, nor a sale or transfer of the property and business of the Company, as or substantially as an entirety, shall be considered a dissolution, liquidation or winding up of the Company within the meaning of the foregoing provisions.

      (h) Restriction on Certain Corporate Action. (1) So long as any shares of the $100 Cumulative Preferred Stock shall be outstanding,

            (A) the Company shall not, without the affirmative vote or the written consent of the holders of at least two-thirds of the shares of the $100 Cumulative Preferred Stock outstanding at the time or as of a record date fixed by the Board of Directors, create or authorize any stock of any class ranking prior to or on a parity with the $100 Cumulative Preferred Stock with respect to the payment of dividends or the distribution of assets; and

            (B) the Company shall not amend the Articles of Incorporation of the Company so as adversely to affect any of the preferences or other rights of the holders of the $100 Cumulative Preferred Stock without (i) the affirmative vote or the written consent of the holders of at least two-thirds of the shares of the $100 Cumulative Preferred Stock outstanding at the time or as of a record date fixed by the Board of Directors and (ii) the affirmative vote or the written consent of the holders of at least two-thirds of the shares of each series of the $100 Cumulative Preferred Stock so adversely affected outstanding at the time or as of a record date fixed by the Board of Directors.

      (2) So long as any shares of the $100 Cumulative Preferred Stock shall be outstanding, the Company shall not, without the affirmative vote or the written consent of the holders of a majority of the shares of the $100 Cumulative Preferred Stock outstanding at the time or as of a record date fixed by the Board of Directors, consolidate with or merge into any other corporation, under applicable statutory procedure, or make any sale or transfer of the property and business of the Company as or substantially as an entirety; provided, however, that this restriction shall not apply to a consolidation of the Company with or its merger into or the sale or transfer of the property and business of the Company as or substantially as an entirety to (i) any corporation which as of February 15, 1977 owned directly, or indirectly through one or more other corporations, 50% or more of the voting securities of the Company, (ii) any corporation, 50% or more of the voting securities of which were so owned by the Company as of February 15, 1977, or (iii) any corporation, when such consolidation, merger, sale or transfer shall be required by order or regulation of any commission or other governmental agency having jurisdiction in the premises. The term "sale or transfer", as used in this subpart (h), includes a lease or exchange but does not include a mortgage or pledge.

      (i) Preemptive Rights. Holders of the $100 Cumulative Preferred Stock shall not have any preemptive rights.

                               II.  COMMON STOCK

      (a) Dividends. Subject to the preferential rights of the holders of the $100 Cumulative Preferred Stock with respect to the payment of dividends and sinking fund payments, as set forth in subdivision (c) of Division I, holders of the Common Stock shall be entitled to receive dividends, out of funds legally available therefor, when and as declared by the Board of Directors.

      (b) Liquidation Preferences. In the event of dissolution, liquidation or winding up of the Company, whether voluntary or involuntary, holders of the Common Stock shall be entitled to receive, ratably in accordance with the numbers of shares held by them respectively, the assets of the Company, available for payment to shareholders, remaining after payment in full shall have been made to holders of the $100 Cumulative Preferred Stock in accordance with the provisions of subdivision (g) of Division I.

      Neither a consolidation or merger of the Company with or into any other corporation, nor a merger of any other corporation into the Company, nor the redemption or purchase by the Company of all or a part of the outstanding shares of any class or classes of its stock, nor a sale or transfer of the property and business of the Company, as or substantially as an entirety, shall be considered a dissolution, liquidation or winding up of the Company within the meaning of the foregoing provisions.


      (c) Preemptive Rights. Holders of the Common Stock shall not have any preemptive rights.

(Disregard  separation into    ARTICLE THIRD:  The number of shares of the
classes if class voting does   corporation outstanding, at the time of the not
apply to the amendment         adoption of said amendment or amendments was
voted on.)                     3,150,887 common shares; and the number of shares
                               of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

                               Class                         Number of Shares
                                           Inapplicable

(Disregard separation into     ARTICLE FOURTH: The number of shares voted for
classes if class voting does   said amendment or amendments was 3,150,887; and
not apply to the amendment     the number of shares voted against said amendment
voted on.)                     or amendments was 00.  The number of shares of
                               each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

                               Class                      Number of Shares Voted
                                                          For         Against
                                           Inapplicable

(Disregard these items unless  Item 1.  On the date of the adoption of this
the amendment restates the     amendment, restating the articles of
articles of incorporation.)    incorporation, the corporation had      shares
                               issued, itemized as follows:

                               Class  Series   Number of  Par value per share or
                                      (If Any) Shares     statement that shares
                                                          are without par value

                                                Inapplicable

                               Item 2. On the date of the adoption of this
                               amendment restating the articles of incorporation the corporation had a stated capital of $ and a
                               paid-in surplus of $      or a total of $       .

                                                Inapplicable

(Disregard this Article        ARTICLE FIFTH: The manner in which the exchange,
where this amendment           reclassification, or cancellation of issued
contains no such               shares, or a reduction of the number of
provisions.)                   authorized shares of any class below the number
                               of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

                                                 Inapplicable

(Disregard this Paragraph      ARTICLE SIXTH: Paragraph 1: The manner in which
where amendment                said amendment or amendments effect a change in
does not affect stated         the amount of stated capital or the amount of
capital or paid-in surplus.)   paid-in surplus, or both, is as follows:

                                                 Inapplicable


(Disregard this paragraph      Paragraph 2: The amounts of stated capital and of
where amendment does           paid-in surplus as changed by this amendment are
not affect stated capital or   as follows:
paid-in surplus.)                                     Before
                                                     Amendment   After Amendment
                               Stated capital . . .$             $
                               Paid-in surplus  . .$             $

                                                 Inapplicable

IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of
Amendment to be executed in its  name by its         President, and its
corporate seal to be hereto affixed, attested by its          Assistant
Secretary, this 3rd day of February, 1977.
                                                      North Shore Gas Company
                                                      -----------------------
                                                      (Exact Corporate Name)

      Place
      (CORPORATE SEAL)                                By /s/ George L. Morrow
      Here                                              ---------------------
                                                      Its President
ATTEST:
/s/    D. G. Holm
-------------------
Its Assistant Secretary

STATE OF ILLINOIS}
                 } ss.
COUNTY OF COOK   }

            I, Rita Thomas, a Notary Public, do hereby certify that on the 3rd day of February, 1977, George L. Morrow personally appeared before me and, being first duly sworn by me, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

            IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                      /s/ Rita Thomas
                                                      Notary Public
      Place                                           My Commission Expires
      (NOTARIAL SEAL)                                 June 30, 1980
      HERE

Box 4349    File 143-1

ARTICLES OF AMENDMENT
      to the
ARTICLES OF INCORPORATION
      of
NORTH SHORE GAS COMPANY

FILED  Feb  4, 1977
s/----Alan J. Dixon----
Secretary of State

FILE IN DUPLICATE
Filing Fee $25.00
Filing Fee for Re-Stated Articles $100.00

                                    FORM L.

STATEMENT OF RESOLUTION                         ----------4349-143-1----------
ESTABLISHING SERIES                             (Do not write in this space)
ADOPTED BY BOARD OF DIRECTORS                   Date Paid         2-14-77
                                                Filing Fee        $5.00
To ALAN J. DIXON,                               Clerk
Secretary of State,
Springfield, Illinois  62706                    -------------565 38-----------

            The undersigned corporation, for the purpose of establishing and designating a series of $100 Cumulative Preferred Stock and fixing and determining the relative rights and preferences of the shares of such series, and pursuant to the provisions of Section 15 of "The Business Corporation Act" of the State of Illinois, hereby executes the following statement:

            1. The name of the corporation is North Shore Gas Company (the "Company").

            2. The following resolution was adopted by the Board of Directors, establishing and designating a series of $100 Cumulative Preferred Stock and fixing and determining the relative rights and preferences of the shares of such series:

            RESOLVED, that pursuant to the authority expressly vested in the Board of Directors by the Company's Articles of Incorporation, there be and there hereby is established a series of the $100 Cumulative Preferred Stock of the Company, the designation of such series, the number of shares to be issuable thereunder, and certain of the terms and provisions thereof to be as follows:

            I. Designation of Series and Number of Shares to be Issuable. Such series of the $100 Cumulative Preferred Stock shall be designated $100 Cumulative Preferred Stock 7 7/8% Series, of which series 60,000 shares shall be issuable.

            II. Dividends. Dividends shall be payable on the shares of the $100 Cumulative Preferred Stock 7 7/8% Series at the rate of 7.875% per annum on the par value thereof, and no more, payable on the fifteenth day February and August in each year, and shall accrue from the issue date, the first payment to be made on August 15, 1977. Dividends payable on August 15, 1977 and dividends payable on the date of any redemption or purchase of the $100 Cumulative Preferred Stock 7 7/8% Series not occurring on a regular dividend payment date shall be calculated on the basis of the actual number of days elapsed (including the date of redemption or purchase) over a 360-day year.

                                                            PAID
                                                            FEB 14 1977
                                                            ALAN J. DIXON
                                                            Secretary of State

            III. Redemption. The shares of the $100 Cumulative Preferred Stock 7 7/8% Series may not be redeemed except to the extent permitted herein and upon the notice and in the manner provided in subdivision (d) of Division I of Paragraph 2 of Article Five of the Articles of Incorporation of the Company. All redemptions of shares of the $100 Cumulative Preferred Stock 7 7/8% Series shall be pro rata, as nearly as may be, among the holders of such shares according to the number of shares held by each.

            IV. Liquidation Prices. The amount payable on each share of the $100 Cumulative Preferred Stock 7 7/8% Series in the event of voluntary dissolution, liquidation or winding up of the Company shall be at the following applicable redemption prices per share during the respective 12-month periods beginning on February 15 of the years indicated:

            1977    $107.88     1982        $103.50
            1978     107.00     1983         102.63
            1979     106.13     1984         101.75
            1980     105.25     1985         100.88
            1981     104.38

and at $100 per share on and after February 15, 1986, plus in each case an amount equivalent to preferential dividends accrued and unpaid thereon to the date fixed for payment.

            The amount payable on each share of such series in the event of involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to preferential dividends accrued and unpaid thereon to the date fixed for payment, and no more.

            V. Optional and Sinking Fund Redemption Prices. The shares of $100 Cumulative Preferred Stock 7 7/8% Series shall not be redeemable at the option of the Company prior to February 15, 1982. The shares of $100 Cumulative Preferred Stock 7-7/8% Series shall be redeemable at the option of the Company at any time, and from time to time, on and after February 15, 1982 at the following applicable prices per share during the respective 12-month periods beginning February 15 of the years indicated:

            1982    $103.94         1984    $101.97
            1983     102.95         1985     100.98

and at $100 per share on and after February 15, 1986 plus, in each case, an amount equivalent to preferential dividends accrued and unpaid thereof to the date of redemption. The shares of $100 Cumulative Preferred Stock 7 7/8% Series, shall be redeemable at any time on or after February 15, 1982 for purposes of the sinking fund hereinafter provided at the price of $100 per share plus an amount equivalent to preferential dividends accrued and unpaid thereof to the date of redemption.

            VI. Sinking Fund. The Company shall, on or before February 15 of each year beginning with the year 1982, so long as any shares of the $100 Cumulative Preferred 7 7/8% Series shall be outstanding, set aside as a sinking fund for such stock, separate and apart from its own funds, out of legally available funds, an amount sufficient to redeem on such February 15, at the sinking fund redemption price, 10,000 shares of $100 Cumulative
Preferred Stock 7 7/8% Series, or the number of shares of such series outstanding, whichever shall be less. The obligation hereunder shall be cumulative so that if the Company is for any reason unable to redeem on such February 15 at the sinking fund redemption price 10,000 shares of the $100 Cumulative Preferred Stock 7 7/8% Series, such deficiency shall be made good as soon as practicable. No shares of $100 Cumulative Preferred Stock Series 7 7/8 redeemed at the option of the Company pursuant to Section V above, or otherwise purchased or acquired by the Company, may be credited to, or relieve the Company to any extent from, the sinking fund obligation of the Company set forth in this Part VI.

            VII. Certain Voting Provisions. Except with the approval of the holders of more than two-thirds of the $100 Cumulative Preferred Stock 7 7/8% Series, voting as a class, the Company shall not at any time:

            (a) issue any shares of stock ranking prior to the $100 Cumulative Preferred Stock 7 7/8% Series or any securities convertible into shares of stock ranking prior to the $100 Cumulative Preferred Stock 7-7/8% Series;

            (b) issue any other shares of any series of the $100 Cumulative Preferred Stock, any other stock ranking on a parity with the $100 Cumulative Preferred Stock 7 7/8% Series or any securities convertible into shares of stock ranking on a parity with the $100 Cumulative Preferred Stock 7 7/8% Series, unless:

               (i) net earnings of the Company after income taxes plus interest charges on long term indebtedness for the preceding fiscal year are equal to or exceed 150% of the sum of (x) the annual interest charges on all indebtedness of the Company maturing more than 12 months after the proposed date of issuance of such stock, and (y) the annual dividend requirements on all shares of the $100 Cumulative Preferred Stock 7 7/8% Series and all other stock ranking prior to or on a parity therewith to be outstanding immediately after such issuance, in each case after giving effect to the receipt and use of proceeds of the shares to be issued; and

              (ii) the aggregate of capital funds of the Company applicable to Common Stock, all determined in accordance with generally accepted accounting principles as of the end of the preceding fiscal year or any subsequent balance sheet date, is at least equal to 200% of the aggregate par value of all shares of the $100 Cumulative Preferred Stock 7 7/8% Series and all other stock ranking prior to or on a parity therewith to be outstanding immediately after such issuance, after giving effect to the receipt and use of proceeds of the shares to be issued;

            (c) directly or indirectly, make any Restricted Payment (x) unless there are no arrearages in dividends on shares of $100 Cumulative Preferred Stock 7 7/8% Series, (y) any funds required by Part VI hereof to be set apart or paid have been so set apart or paid and (z) unless, immediately after giving effect to such proposed action, the aggregate amount of all Restricted Payments and all dividends paid on the $100 Cumulative Preferred Stock 7 7/8% Series and all stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock 7 7/8% Series, subsequent to February 15, 1977 will not exceed $500,000 plus (or minus in the case of a deficit) net income accrued subsequent to September 30, 1976.

            For purposes of this Part VII:

              (i)  "Restricted Payment" shall mean any of the following:

                  (A) any direct or indirect declaration, ordering, setting aside of funds for, payment or making of any dividend or other distribution on or with respect to any stock of the Company ranking junior to the $100 Cumulative Preferred Stock 7 7/8% Series now or hereafter outstanding, other than a dividend payable solely in stock of the Company ranking junior to the $100 Cumulative Preferred Stock 7 7/8% Series;

                  (B) any direct or indirect purchase, redemption, retirement or other acquisition of any stock of the Company ranking junior to the $100 Cumulative Preferred Stock 7 7/8% Series now or hereafter outstanding other than one effected solely from (or reimbursed from) the net cash proceeds of a substantially concurrent sale of stock of the Company ranking junior to the $100 Cumulative Preferred Stock 7 7/8% Series to a person other than a majority-owned subsidiary; and

                  (C) any investment in or loan or other transfer of cash to an Affiliate (as such term is defined in the regulations of the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934); provided, however, that management fees, service fees, sums due for materials and equipment and tax payments reasonably due such an Affiliate in connection with services rendered, materials and equipment purchased in the ordinary course of business, sums due such Affiliate directly for gas source development programs and tax liabilities incurred shall be excluded from the amounts otherwise contemplated by this subdivision (C); and provided further that, so long as there are no arrearages in dividends on shares of $100 Cumulative Preferred Stock 7 7/8% Series and all funds required by Part VI hereof to be set apart or paid have been so set apart or paid, repayment by the Company of loans made to it by an Affiliate in the ordinary course of business shall also be excluded from the amounts otherwise contemplated by this subdivision (C).

              (ii) "Stock ranking junior to, on a parity with, or senior to the $100 Cumulative Preferred Stock 7 7/8% Series" shall mean stock ranking junior to, on a parity with, or senior to the $100 Cumulative Preferred Stock 7 7/8% Series, respectively, with respect to the payment of dividends or the distribution of assets; or

            (d) redeem, purchase or otherwise acquire for a consideration any shares of the Company's $100 Cumulative Preferred Stock if at the time of such redemption, purchase or other acquisition there exists a continuing failure of the Company to make the payments or deposits required by Part VI hereof, plus accrued dividends, for any reason; provided, however, that notwithstanding this subparagraph (d), the Company may (i) purchase, redeem, or otherwise acquire $100 Cumulative Preferred Stock from unapplied funds, if any, paid into or set aside for a redemption or sinking fund prior to such failure, and (ii) purchase, redeem or otherwise acquire $100 Cumulative Preferred Stock pursuant to an offer to purchase at the respective redemption prices made on a comparable basis to the holders of all shares of $100 Cumulative Preferred Stock then outstanding.

3.  The date of adoption of such resolution was February 7, 1977.

4.  Such resolution was duly adopted by the Board of Directors.

      IN WITNESS WHEREOF, the undersigned corporation has caused this statement to be executed in its name by its Vice President, attested by its Assistant Secretary, this 10th day of February, 1977.


                                                      North Shore Gas Company
(Corporate Seal)                                      By /s/ William C. Terpstra
                                                        ------------------------
                                                      Vice President
Attest:
/s/  D. G. Holm
-----------------
Assistant Secretary

STATE OF ILLINOIS}
COUNTY OF COOK } ss.


            I, RITA THOMAS, a Notary Public, do hereby certify that on the 10th day of February, 1977, personally appeared before me William C. Terpstra , who declares he is a Vice President of the Company executing the foregoing document and, being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

            IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                                           /s/ Rita Thomas
                                                           ---------------
                                                           Notary Public

      (NOTARIAL SEAL)                                      My Commission Expires
                                                           June 30, 1980

      FORM L.
Box 4349    File 143-1

STATEMENT OF RESOLUTION
ESTABLISHING SERIES
ADOPTED BY
THE BOARD OF DIRECTORS
OF
NORTH SHORE GAS COMPANY

File in Duplicate
Filing Fee $5.00

NOTE:

      This form is applicable only where the articles of incorporation expressly vest authority in the board of directors to establish series and to fix and determine the relative rights and preferences thereof. In such case series may be established and rights and preferences fixed and determined by resolution of the board of directors only to the extent provided in Section 15 of "The Business Corporation Act" and only to the extent not already established, fixed and determined by the articles of incorporation.


FILED

FEB 14 1977

/s/   Alan J. Dixon
Secretary of State

                                    FORM L.
                                    BCA-15
STATEMENT OF RESOLUTION                          ------------------------------
ESTABLISHING SERIES                              (Do not write in this space)
ADOPTED BY BOARD OF DIRECTORS                    Date Paid         09-26-80
                                                 Filing Fee        $25.00
To ALAN J. DIXON                                 Clerk GP
Secretary of State,
Springfield, Illinois  62706                     ------------------------------

            The undersigned corporation, for the purpose of establishing series and fixing and determining the relative rights and preferences of the shares of such series, and pursuant to the provisions of Section 15 of "The Business Corporation Act" of the State of Illinois, hereby executes the following statement:

            1. The name of the corporation is North Shore Gas Company (the "Company").

            2. The following resolution was adopted by the Board of Directors, establishing and designating a series of $100 Cumulative Preferred Stock and fixing and determining the relative rights and preferences of the shares of such series:

            RESOLVED, That pursuant to the authority expressly vested in the Board of Directors by the Company's Articles of Incorporation, as amended, there be and there hereby is established a series of the $100 Cumulative Preferred Stock of the Company, the designation of such series, the number of shares to be issuable thereunder, and certain of the terms and provisions thereof to be as follows:

            I. DESIGNATION OF SERIES AND NUMBER OF SHARES TO BE ISSUABLE. Such series of the $100 Cumulative Preferred Stock shall be designated $100 Cumulative Preferred Stock 9.00% Series, of which series 30,000 shares shall be issuable.

            II. DIVIDENDS. Preferential dividends shall be payable on the shares of the $100 Cumulative Preferred Stock 9.00% Series at the rate of 9.00% per annum on the par value thereof, and no more, payable on the first day of January, April, July and October in each year, and shall accrue from the issue date; the first payment to be made on January 1, 1981. Dividends payable on January 1, 1981 and dividends payable on the date of any redemption or purchase of the $100 Cumulative Preferred Stock 9.00% Series not occurring on a regular dividend payment date shall be calculated on the basis of the actual number of days elapsed (including, in the case of a redemption or purchase, the date of such redemption or purchase) over a 360-day year.

            III. RETIREMENT. The shares of the $100 Cumulative Preferred Stock 9.00% Series shall be retired by the Company on October 1, 1990 at $100 per share plus an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid thereon to the date fixed for payment, and may not be redeemed at the option of the Company or otherwise purchased or acquired by the Company prior to October 1, 1990.

            IV. LIQUIDATION PRICES. The amount payable on each share of the $100 Cumulative Preferred Stock 9.00% Series in the event of voluntary dissolution, liquidation or winding up of the Company shall be at $109.00 per share through September 30, 1981 and thereafter at the following applicable redemption prices per share during the respective twelve month periods beginning October 1 of the years indicated:

                        1981 ..........$108.00
                        1982 .......... 107.00
                        1983 .......... 106.00
                        1984 .......... 105.00
                        1985 .......... 104.00

                        1986 .......... 103.00
                        1987 .......... 102.00
                        1988 .......... 101.00

and at $100 per share on and after October 1, 1989, plus in each case an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid thereon to the date fixed for payment.

The amount payable on each share of such series in the event of involuntary dissolution, liquidation or winding up of the Company shall be $100 per share plus an amount equivalent to preferential dividends at the rate aforesaid accrued and unpaid thereon to the date fixed for payment, and no more.

            V. CERTAIN VOTING PROVISIONS. Except with the approval of the holders of more than two-thirds of the $100 Cumulative Preferred Stock 9.00% Series, voting as a class, the Company shall not at any time:

              (a) issue any shares of stock ranking prior to the $100 Cumulative Preferred Stock 9.00% Series or any securities convertible into shares of stock ranking prior to the $100 Cumulative Preferred Stock 9.00% Series;

              (b) issue any other shares of any series of the $100 Cumulative Preferred Stock, any other stock ranking on a parity with the $100 Cumulative Preferred Stock 9.00% Series or any securities convertible into shares of stock ranking on a parity with the $100 Cumulative Preferred Stock 9.00% Series, unless:

                  (i) net earnings of the Company after income taxes plus interest charges on long term indebtedness for the preceding fiscal year are equal to or exceed 150% of the sum of (x) the annual interest charges on all indebtedness of the Company maturing more than 12 months after the proposed date of issuance of such stock and (y) the annual dividend requirements on all shares of the $100 Cumulative Preferred Stock 9.00% Series and all other stock ranking prior to or on a parity therewith to be outstanding immediately after such issuance, in each case after giving effect to the receipt and use of proceeds of the shares to be issued; and

                  (ii) the aggregate of capital funds of the Company applicable to common stock, all determined in accordance with generally accepted accounting principles as of the end of the preceding fiscal year or any subsequent balance sheet date, is at least equal to 200% of the aggregate par value of all shares of the $100 Cumulative Preferred Stock 9.00% Series and all other stock ranking prior to or on a parity therewith to be outstanding immediately after such issuance, after giving effect to the receipt and use of proceeds of the shares to be issued;

              (c) directly or indirectly make any Restricted Payment unless there are no arrearages in dividends on shares of the $100 Cumulative Preferred Stock 9.00% Series and, unless immediately after giving effect to such proposed action, the aggregate amount of all Restricted Payments and all dividends paid on the $100 Cumulative Preferred Stock 9.00% Series and all stock ranking senior to or on a parity with the $100 Cumulative Preferred Stock 9.00% Series, subsequent to September 30, 1980, will not exceed $500,000 plus (or minus in the case of a deficit) net income accrued subsequent to September 30, 1980; or

              (d) redeem, purchase or otherwise acquire for a consideration any shares of the Company's $100 Cumulative Preferred Stock if at the time of such redemption, purchase or other acquisition dividends on any series of $100 Cumulative Preferred Stock are in arrears; provided, however, that notwithstanding this subparagraph (d), the Company may (i) purchase, redeem, or otherwise acquire $100 Cumulative Preferred Stock from unapplied funds , if any, paid into or set aside for a redemption or sinking fund prior to such failure, and (ii) purchase, redeem or otherwise acquire $100 Cumulative Preferred Stock pursuant to an offer to purchase at the respective redemption prices made on a comparable basis to the holders of all shares of $100 Cumulative Preferred Stock then outstanding.

            For purposes of this Part V:

                  (i)  "Restricted Payment" shall mean any of the following:

                        (A) any direct or indirect declaration, ordering, setting aside of funds for, payment or making of any dividend or other distribution on or with respect to any stock of the Company ranking junior to the $100 Cumulative Preferred Stock 9.00% Series now or hereafter outstanding, other than a dividend payable solely in stock of the Company ranking junior to the $100 Cumulative Preferred Stock 9.00% Series;

                        (B) any direct or indirect purchase, redemption, retirement or other acquisition of any stock of the Company ranking junior to the $100 Cumulative Preferred Stock 9.00% Series now or hereafter outstanding other than one effected solely from (or reimbursed from) the net cash proceeds of a substantially concurrent sale of stock of the Company ranking junior to the $100 Cumulative Preferred Stock 9.00% Series to a person other than a majority-owned subsidiary; or

                        (C) any investment in or loan or other transfer of cash to an Affiliate (as such term is defined in the regulations of the Securities and Exchange Commission pursuant to the Securities Exchange Act of
1934); provided, however, that management fees, service fees, sums due for materials and equipment and tax payments reasonable due such an Affiliate in connection with services rendered, materials and equipment purchased in the ordinary course of business, sums due such Affiliate directly for gas source development programs and tax liabilities incurred shall be excluded from the amounts otherwise contemplated by this subdivision (C); and provided further, that so long as there are no arrearages in dividends on shares of $100 Cumulative Preferred Stock 9.00% Series, repayment by the Company of loans made to it by an Affiliate in the ordinary course of business shall also be excluded from the amounts otherwise contemplated by this subdivision (C).

                  (ii) "Stock ranking junior to, on a parity with, or senior to the $100 Cumulative Preferred Stock 9.00% Series" shall mean stock ranking junior to, on a parity with, or senior to the $100 Cumulative Preferred Stock 9.00% Series, respectively, with respect to the payment of dividends or the distribution of assets.

            3.  The date of adoption of such resolution was August 20, 1980.

            4.  Such resolution was duly adopted by the board of directors.

      IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice President, attested by its Assistant Secretary, this 26th day of September, A.D. 1980.


                                                      North Shore Gas Company
                                                      By /s/ Masao Igasaki Jr.
                                                        ----------------------
                                                      (Vice-President.)
(Corporate Seal.)
Attest:
/s/ D. G. Holm
----------------
(Assistant Secretary.)

STATE OF ILLINOIS )
COUNTY OF COOK    )  ss.

            I, Rita Thomas, a Notary Public, do hereby certify that on the 26th day of September A.D., 1980, personally appeared before me Masao Igasaki, Jr., a Vice President of the corporation, executing the foregoing document and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

            IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

(Notarial Seal)                                       /s/ Rita Thomas
                                                      ---------------
                                                      Notary Public

                                                      My Commission Expires
                                                      June 30, 1984

Form BCA-15
BOX __________    FILE ___________

STATEMENT OF RESOLUTION
ESTABLISHING SERIES

ADOPTED BY BOARD OF DIRECTORS

NORTH SHORE GAS COMPANY
FILED
SEP 26 1980
SECRETARY OF STATE
File in Duplicate
Filing Fee $5.00

NOTE:
            This form is applicable only where the articles of incorporation expressly vest authority in the board of directors to establish series and to fix and determine the relative rights and preferences thereof. In such case series may be established and rights and preferences fixed and determined by resolution of the board of directors only to the extent provided in Section 15 of "The Business Corporation Act" and only to the extent not already established, fixed and determined by the articles of incorporation.

To JIM EDGAR                                      4349-143-1
Secretary of State                                Date Paid 4-21-82
Springfield, Illinois                             Filing Fee $5.00
                                                  Clerk CCH

               STATEMENT OF REDEMPTION AND CANCELLATION
                         OF SHARES


The undersigned corporation hereby reports the cancellation of redeemable shares, pursuant to Section 58 of "The Business
Corporation Act" of the State of Illinois.

1.  The name of the corporation is:  North Shore Gas Company

2. The aggregate number of shares which the corporation had authority to issue is 5,250,000, itemized as follows:

Class               Series         Number of           Par value per share or statement
                    (If any)       Shares              that shares are without par value

Common Stock                       5,000,000            Without Par Value
$100 Cumulative Refund               250,000            $100.00


3.  The number of shares cancelled is 10,000, itemized as follows:
Class                              Series               No. of Shares
$100 Cumulative Preferred          7 7/8                10,000

4. The number of shares which the corporation has authority to issue after giving effect to the cancellation is 5,240,000, itemized as follows:

Class                         Series         No. of Shares
Common Stock                                 5,000,000
$100 Cumulative Preferred                      240,000

5. The aggregate number of issued shares before giving effect to such cancellation was:

Class                       Series      Number of    Par value per share or statement
                            (If any)    Shares       that shares are without par value

Common Stock                            3,625,887    Without Par Value
$100 Cumulative Preferred  7 7/8%          60,000    $100
$100 Cumulative Preferred      9%          30,000    $100


6. The aggregate number of issued shares, after giving effect to the cancellation is 3,705,887,

Class                     Series         Number of      Par value per share or statement
                          (if any)       Shares         that shares are without par value

Common Stock                             3,625,887      Without Par Value
$100 Cumulative Preferred  7 7/8%           50,000      $100
$100 Cumulative Preferred    9%             30,000      $100

7. The amount of stated capital and the amount of paid-in surplus of the corporation is:


Before Cancellation:                    After Cancellation:
Stated Capital ......  $33,756,721      State Capital.......   $32,756,721
Paid-in Surplus .......$ None           Paid-in Surplus ...... $  None
                       -----------                             -----------
Total......            $33,756,721              Total........  $32,756,721


Note:  If the shares being cancelled were purchased, please state
the purchase price of each share here:   $100.00 per share

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice President attested by its Assistant Secretary, this 19th day of April 1982.

                                   North Shore Gas Company
                                   -----------------------
                                  (EXACT CORPORATE TITLE)
Place (Corporate Seal) here        By   /s/   D. G. Holm
                                        -----------------
                                   Its Vice President *
Attest:
/s/ E. P. Cassidy
------------------
Assistant Secretary

* As an authorized officer, I declare that this instrument has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

File#4349-143-1
STATEMENT OF REDEMPTION
AND CANCELLATION OF SHARES
UNDER SECTION 58 BCA
FILED APR 21 1982
JIM EDGAR               PAID
Secretary of State      APR 22 1982
FILING FEE $5.00
NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the stated capital of the corporation is deemed to be reduced by that part of the stated capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.

Under some paragraph of this form, a statement giving the redemption or purchase price of the shares being cancelled, should be inserted.

SECRETARY OF STATE
CORPORATION DEPARTMENT
SPRINGFIELD, ILLINOIS 62756
TELEPHONE (217) 782-7880

To:  JIM EDGAR                                    58 BCA
Secretary of State                                4349-143-1
Springfield, Illinois                             Date Paid 2-23-83
                                                  Filing Fee $5.00
                                                  Clerk  C. C. H.

            STATEMENT OF REDEMPTION AND CANCELLATION
                            OF SHARES

The undersigned corporation hereby reports the cancellation of redeemable shares, pursuant to Section 58 of "The Business
Corporation Act" of the State of Illinois.

1.  The name of the corporation is:  North Shore Gas Company
2. The aggregate number of shares which the corporation had authority to issue is 5,240,000, itemized as follows:

Class              Series          Number of      Par value per share or statement
                   (If any)        Shares         that shares are without par value

Common Stock                      5,000,000       Without Par Value
$100 Cumulative Refund              240,000       $100.00


3.  The number of shares cancelled is 10,000, itemized as follows:
Class                        Series                   No. of Shares
$100 Cumulative Preferred     7 7/8  Feb. 15, 1983    10,000


4. The number of shares which the corporation has authority to issue after giving effect to the cancellation is 5,230,000, itemized as follows:

Class                    Series                  No. of Shares
Common Stock                                     5,000,000
$100 Cumulative Preferred                          230,000

5. The aggregate number of issued shares before giving effect to such cancellation was:

Class                         Series    Number of      Par value per share or statement
                             (If any)       Shares     that shares are without par value
Common Stock                              3,625,887    Without Par Value
$100 Cumulative Preferred     7 7/8%         50,000    $100
$100 Cumulative Preferred         9%         30,000    $100
                                          ---------
                                          3,705,887

6. The aggregate number of issued shares, after giving effect to the cancellation is 3,695,887,

Class                       Series       Number of    Par value per share or statement
                           (If any )       Shares     that shares are without par value
Common Stock                             3,625,887    Without Par Value
$100 Cumulative Preferred  7 7/8%           40,000    $100
$100 Cumulative Preferred     9%            30,000    $100
                                         ---------
                                         3,695,887

7. The amount of stated capital and the amount of paid-in surplus of the corporation is:

Before Cancellation:                 After Cancellation:
Stated Capital.....  $32,756,721     Stated Capital......   $31,756,721
Paid-in Surplus.....$  None          Paid-in Surplus......$ None
                     ----------                            ------------
Total                $32,756,721     Total                  $31,756,721


Note:  If the shares being cancelled were purchased, please state
the purchase price of each share here:   $100.00 per share
               (See Section 60 BCA)
IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice President attested by its Assistant Secretary, this 17th day of February 1983.

Place (Corporate Seal) Here        North Shore Gas Company
                                   -----------------------
                                   (EXACT CORPORATE TITLE)
                                   By  /s/   D. G. Holm
                                       -----------------
                                   (Vice President) *
Attest:
/s/ E. P. Cassidy
---------------------
(Assistant Secretary)

* As an authorized officer, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

File #4349-143-1
STATEMENT OF REDEMPTION
AND CANCELLATION OF SHARES
UNDER SECTION 58 BCA

North Shore Gas Company

Filed FEB 23 1983
JIM EDGAR
Secretary of State
FILING FEE $5.00

NOTE:   This form is applicable only where the articles of
incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the stated capital of the corporation is deemed to be reduced by that part of the stated capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.
Under some paragraph of this form, a statement giving the redemption or purchase price of the shares being cancelled, should be inserted.

SECRETARY OF STATE
CORPORATION DEPARTMENT
SPRINGFIELD, ILLINOIS 62756
TELEPHONE (217) 782-6961

                                         4349-143-1
To: JIM EDGAR                            (Do Not Write In This Space)
Secretary of State                       Date Paid 2-29-84
Springfield, Illinois                    Filing Fee $5.00
          (To Be Filed In Duplicate)     Clerk C. C. H.

            STATEMENT OF REDEMPTION AND CANCELLATION
                            OF SHARES

The undersigned corporation hereby reports the cancellation of redeemable shares, pursuant to Section 58 of "The Business
Corporation Act" of the State of Illinois.

1.  The name of the corporation is:  North Shore Gas Company

2. The aggregate number of shares which the corporation had authority to issue is 5,230,000, itemized as follows:


Class             Series       Number of     Par value per share or statement
                 (If any)      Shares        that shares are without par value

Common Stock                    5,000,000    Without Par Value
$100 Cumulative Refund            230,000    $100.00


3.  The number of shares cancelled is 10,000, itemized as
follows:
Class                         Series                        No. of Shares
$100 Cumulative Preferred     7 7/8  Feb. 15, 1984          10,000

4.  The number of shares which the corporation has authority to issue after giving effect to the cancellation is 5,220,000,
itemized as follows:
Class                    Series              No. of Shares
Common Stock                                 5,000,000
$100 Cumulative Preferred                      220,000

5. The aggregate number of issued shares before giving effect to such cancellation was:

Class                    Series         Number of   Par value per share or statement
                        (if any)        Shares      that shares are without par value
Common Stock                          3,625,887     Without Par Value
$100 Cumulative Preferred   7 7/8%       40,000     $100
$100 Cumulative Preferred     9%         30,000     $100
                                      ---------
                                      3,695,887

6. The aggregate number of issued shares, after giving effect to the cancellation is 3,685,887,

Class                  Series                Number of       Par value per share or statement
                      (if any)               Shares          that shares are without par value
Common Stock                                 3,625,887       Without Par Value
$100 Cumulative Preferred 7 7/8%                30,000       $100
$100 Cumulative Preferred     9%                30,000       $100
                                             ---------
                                             3,685,887

7. The amount of stated capital and the amount of paid-in surplus of the corporation is:

Before Cancellation:                    After Cancellation:
Stated Capital..... $31,756,721         Stated Capital..... $30,756,721
Paid-in Surplus...  $  None             Paid-in Surplus...  $  None
                    --------                                --------
Total....           $31,756,721         Total......         $30,756,721

Note: If the shares being cancelled were purchased, please state the purchase price of each share here: $100 per share

                    (See Section 60 BCA)

IN WITNESS WHEREOF, the undersigned corporation has caused this report to be executed in its name by its Vice President attested by its Assistant Secretary, this 21st day of February 1984.

Place (Corporate Seal) here       North Shore Gas Company
                                  -----------------------
                                  (EXACT CORPORATE TITLE)
                                  By    /s/    D. G. Holm
                                       ------------------
Attest:                           Its (Vice President) *
/s/   James G. Boie
---------------------
By Its (Assistant Secretary)

* As an authorized officer, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

File # 4349-143-1
STATEMENT OF REDEMPTION AND CANCELLATION OF
SHARES UNDER SECTION 58 BCA

FILED FEB 29 1984
JIM EDGAR
Secretary of State

FILING FEE $5.00

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the stated capital of the corporation is deemed to be reduced by that part of the stated capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.
Under some paragraph of this form, a statement giving the redemption or purchase price of the shares being cancelled, should be inserted.

SECRETARY OF STATE
CORPORATION DEPARTMENT
SPRINGFIELD, ILLINOIS 62756
TELEPHONE (217) 782-6961

To: JIM EDGAR                                4349-143-1
Secretary of State                           Date Paid 3-7-85
Springfield, Illinois                        Filing Fee $5.00
             (To Be Filed In Duplicate)      Clerk C. C. H.

            STATEMENT OF REDEMPTION AND CANCELLATION
                            OF SHARES

The undersigned corporation hereby reports the cancellation of redeemable shares, pursuant to Section 58 of "The Business
Corporation Act" of the State of Illinois.

1.  The name of the corporation is:  North Shore Gas Company
2. The aggregate number of shares which the corporation had authority to issue is 5,220,00, itemized as follows:


Class               Series    Number of         Par value per share or statement
                   (If Any)   Shares            that shares are without par value
Common Stock                  5,000,000         Without Par Value
$100 Cumulative Refund          220,000         $100.00

3.  The number of shares cancelled is 10,000, itemized as
follows:
Class                       Series                       No. of Shares
$100 Cumulative Preferred    7 7/8  Feb. 15, 1985          10,000

4. The number of shares which the corporation has authority to issue after giving effect to the cancellation is 5,210,000, itemized as follows:
Class                         Series         No. of Shares
Common Stock                                    5,000,000
$100 Cumulative Preferred                         210,000

5. The aggregate number of issued shares before giving effect to such cancellation was:

Class               Series           Number of           Par value per share or statement
                   (if any)          Shares              that shares are without par value
Common Stock                        3,625,887            Without Par Value
$100 Cumulative Preferred  7 7/8%      30,000            $100
$100 Cumulative Preferred      9%      30,000            $100
                                    ---------
                                    3,685,887

6. The aggregate number of issued shares, after giving effect to the cancellation is 3,675,887,


Class                     Series     Number of     Par value per share or statement
                         (If any)    Shares        that shares are without par value
Common Stock                         3,625,887     Without Par Value
$100 Cumulative Preferred  7 7/8%       20,000     $100
$100 Cumulative Preferred      9%       30,000     $100
                                     ---------
                                     3,675,887

7. The amount of stated capital and the amount of paid-in surplus of the corporation is:

Before Cancellation:                    After Cancellation:
Stated Capital..    $30,756,721         Stated Capital.    $29,756,721
Paid-in Surplus.    $  None             Paid-in Surplus.   $  None
                     ---------                               --------
Total...            $30,756,721         Total..            $29,756,721


Note: If the shares being cancelled were purchased, please state the purchase price of each share here:
                    (See Section 60 BCA)

IN WITNESS WHEREOF, the undersigned corporation has cause this report to be executed in its name by its Vice President attested by its Assistant Secretary, this 28th day of February 1985.

Place (corporate seal) here        North Shore Gas Company
                                   (EXACT CORPORATE TITLE)
                                   By    /s/   D. G. Holm
                                       -------------------
Attest:                            Its (Vice President) *
/s/   E. P. Cassidy
--------------------
By Its (Assistant Secretary)
* As an authorized officer, I declare that this document has been examined by me and is, to the best of my knowledge and belief, true, correct and complete.

File #D4349-143-1
STATEMENT OF REDEMPTION
AND CANCELLATION OF
SHARES UNDER
SECTION 9.05
FILED MAR 07 1985        PAID
JIM EDGAR                MAR 08 1985
Secretary of State
FILING FEE $5.00

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the stated capital of the corporation is deemed to be reduced by that part of the stated capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.
Under some paragraph of this form, a statement giving the redemption or purchase price of the shares being cancelled, should be inserted.

SECRETARY OF STATE
CORPORATION DEPARTMENT
SPRINGFIELD, ILLINOIS 62756
TELEPHONE (217) 782-6961

BCA 9.05 (Rev. Jul. 1984)                    FILE# D4349-143-1
                     JIM EDGAR               DATE 4-25-86
                     Secretary of State      FILING FEE $5.00
                     State of Illinois       CLERK C. C. H.

                  STATEMENT OF CANCELLATION OF
                      NON-REISSUABLE SHARES

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.
1.  The name of the corporation is North Shore Gas Company
2. It has acquired and cancelled its own shares, and the articles of incorporation prohibit the re-issuance of such shares.
3. The number of shares cancelled and the redemption or purchase price are:


Class                Series      Par value       Number of Shares          Redemption or
-----                -----       ---------          Cancelled              Purchase Price
                                                 -----------------         --------------
$100 Cumulative      7 7/8%        $100               10,000               $1,000,000
Preferred


                              BEFORE CANCELLATION                             AFTER CANCELLATION
                              -------------------                             ------------------
                          Class     Series    Par    Number         Class      Series      Par     Number
                          -----     ------    ---    ------         -----      ------      ---     -------
4. The number of
authorized
shares is:
Common Stock                                  None  5,000,000      Common Stock            None   5,000,000
$100 Cumulative                                                    $100 Cumulative
  Preferred                                   $100    210,000      Preferred               $100     200,000



5.  The number of issued shares is:
Common Stock                                        3,625,887      Common Stock                   3,625,887
$100 Cumulative                                                    Cumulative
 Preferred                 7-7/8%             $100     20,000       Preferred 7 7/8%       $100      10,000
$100 Cumulative Preferred      9%             $100     30,000      Cumulative
                                                       ------
                                                    3,675,887      Preferred      9%       $100      30,000
                                                                                                     -------
                                                                                                  3,665,887

6.  The amount of paid-in capital is:   $29,756,721              $28,756,721
                                       ------------             ------------

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated  April 16, 1986                   North Shore Gas Company
attested by   /s/   James G. Boie       By     /s/   M. Igasaki Jr.
             --------------------          -------------------------
   (Signature of Assistant Secretary)        (Signature of Vice President)
          James G. Boie                              M. Igasaki
          -------------                              ----------
     (Type or Print Name and Title)          (Type or Print Name and Title)





                              NOTES
NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the paid-in capital of the corporation is deemed to be reduced by that part of the paid-in capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.


Form BCA-9.05
File No. D4349-143-1
STATEMENT OF CANCELLATION
OF
NON-REISSUABLE SHARES
Filing Fee $5.00
Filed Apr 25 1986
JIM EDGAR
Secretary of State
RETURN TO:
Corporation Department
Secretary of State
Springfield, Illinois
62756
Telephone 217-782-6961

BCA-9.05 (Rev. Jul. 1984)                         FILE#D4349-143-1
DATE 4-13-87
FILING FEE $5.00
CLERK  C. C. H.
                            JIM EDGAR
                       Secretary of State
                        State of Illinois
                    STATEMENT OF CANCELLATION
                               OF
                      NON-REISSUABLE SHARES

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.

1.  The name of the corporation is North Shore Gas Company
2. It has acquired and cancelled its own shares, and the articles of incorporation prohibit the re-issuance of such shares.
3. The number of shares cancelled and the redemption or purchase price are:

Class               Series         Par Value      Number of Shares    Redemption or
-----               ------         --------          Cancelled        Purchase Price
                                                  ----------------    ---------------
$100 Cumulative     7-7/8%           $100           10,000             $1,000,000
Preferred




                                      Before Cancellation                               After Cancellation
                                   ------------------------                          -----------------------
                         Class       Series         Par         Number          Class     Series      Par       Number
                         -----       ------         ---         ------          ------    ------      ---       ------

4.  The number
of authorized
shares is:
Common Stock                                       None        5,000,000       Common Stock           None    5,000,000
$100 Cumulative                                    $100          200,000       $100 Cumulative        $100      190,000
    Preferred                                                                     Preferred

5.  The number of
issued shares is:
Common Stock                                                   3,625,887      Common Stock                    3,625,887
$100 Cumulative                       7-7/8%       $100           10,000      Cumulative Preferred 9% $100       30,000
                                                                                                                -------
        Preferred                                                                                             3,655,887
$100 Cumulative                         9%         $100           30,000
                                                                --------
        Preferred                                              3,665,887



6.  The amount of paid-in
capital is:   $28,756,721                                                            $27,756,721
              -----------                                                            ------------


The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated March 27, 1987                   North Shore Gas Company
attested by   /s/   James G. Boie      by   /s/   M. Igasaki Jr.
              -------------------           ---------------------
   (Signature of Assistant Secretary)        (Signature of Vice President)
                  James G. Boie                   M. Igasaki
                  --------------                  -----------
     (Type or Print Name and Title)          (Type or Print Name and Title)



                              NOTES

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the paid-in capital of the corporation is deemed to be reduced by that part of the paid-in capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.

Form BCA-9.05
File No. D4349-143-1
STATEMENT OF CANCELLATION
OF
NON-REISSUABLE SHARES
Filing Fee $5.00
North Shore Gas Company
FILED APR 18 1987
JIM EDGAR
Secretary of State
RETURN TO:
Corporation Department
Secretary of State
Springfield, Illinois 62756
Telephone 217-782-6961

BCA-9.05 (Rev. Jul. 1984)                         FILE# D4349-143-1
DATE: 12-24-90
FILING FEE $5.00
CLERK :  B
                            JIM EDGAR
                       Secretary of State
                        State of Illinois

                    STATEMENT OF CANCELLATION
                               OF
                      NON-REISSUABLE SHARES

Pursuant to the provisions of "The Business Corporation Act of 1983", the undersigned corporation hereby submits the following statement.
1.  The name of the corporation is North Shore Gas Company
2. It has acquired and cancelled its own shares, and the articles of incorporation prohibit the re-issuance of such shares.
3. The number of shares cancelled and the redemption or purchase price are:

Class               Series     Par Value       Number of Share   Redemption or
-----               ------     --------          Cancelled       Purchase Price
                                               ---------------   ---------------
$100 Cumulative
Preferred            9.00%        $100          30,000            $3,000,000




                               Before Cancellation                           After Cancellation
                               -------------------                           ------------------
               Class      Series        Par          Number       Class        Series      Par       Number
               -----      ------        ---          ------       -----        ------      ---       ------
4.  The number
 of authorized
shares is:
Common Stock                           None         5,000,000    Common Stock             None      5,000,000
$100 Cumulative                                                  $100 Cumulative
  Preferred                            100            190,000        Preferred             100        160,000

5.  The number of issued shares is:
Common Stock                                        3,625,887    Common Stock                       3,625,887
$100 Cumulative
   Preferred             9%            100             30,000
                                                      -------
                                                    3,655,887


6.  The amount of paid-in capital is:   $27,756,721                   $24,756,721
                                        -----------                   -----------

     The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirm, under penalties of perjury, that the facts stated herein are true.

Dated  December 19, 1990                North Shore Gas Company
attested by   /s/   James G. Boie       by   /s/   G. G. Henning
             --------------------            --------------------
(Signature of Secretary or Assistant    (Signature of President or Vice
                Secretary)                                President)
  James G. Boie, Asst. Secretary        G. G. Henning, Vice President
  ------------------------------        -----------------------------
  (Type or Print Name and Title)       (Type or Print Name and Title)



                              NOTES

NOTE: This form is applicable only where the articles of incorporation provide that shares redeemed or purchased shall be cancelled and shall not be re-issued. Upon such redemption and cancellation of shares, the paid-in capital of the corporation is deemed to be reduced by that part of the paid-in capital which was represented by the shares so cancelled. The filing of this statement operates as an amendment to the articles of incorporation and reduces the number of shares of the class so redeemed which the corporation is authorized to issue by the number of shares so redeemed and cancelled.


Form BCA-9.05
File No. D4349-143-1
STATEMENT OF CANCELLATION
OF NON-REISSUABLE SHARES
Filing Fee $5.00
FILED DEC 24 1990
Secretary of State
Corporation Department
RETURN TO:
Corporation Department
Secretary of State
Springfield, Illinois 62756
Telephone 217-782-6961

                               STATEMENT OF CHANGE
                               OF REGISTERED AGENT
                            AND/OR REGISTERED OFFICE

Form BCA-5.10
NFP-105.10                                             File #D4349 143 1
(Rev. Jan. 1991)                                       SUBMIT IN DUPLICATE
George H. Ryan                                           This space for use by
Secretary of State                                       Secretary of State
Department of Business Services                          Date 10-20-92
Springfield, IL 62756                                    Filing Fee $5
Telephone (217) 782-3647                                 Approved:  ZB
Remit payment in check or money order, payable to "Secretary of State."

1.  CORPORATE NAME:  North Shore Gas Company
                    ------------------------

2.  STATE OR COUNTRY OF INCORPORATION:  Illinois
                                       ---------

3. Name and address of the registered agent and registered office as they appear on the records of the office of the secretary of State (before change):
          Registered Agent    J.             Bruce               Hasch
                              --             -----               -----
                              First Name     Middle Name         Last Name
          Registered Office   122 S. Michigan Avenue
                              ----------------------
                              Number    Street         Suite No. (A P.O. Box
                                                       alone is not acceptable)
                              Chicago   60603          Cook
                              -------   -----          ----
                              City      Zip Code       County
4. Name and address of the registered agent and registered office shall be (after all changes herein reported):
          Registered Agent    Emmet          P.             Cassidy
                              -----          --             -------
                              First Name     Middle Name    Last Name
          Registered Office   122 S. Michigan Avenue
                              ----------------------
                              Number    Street         Suite No. (A P.O. Box
                                                       alone is not acceptable)
                              Chicago        60603          Cook
                              -------        -----          ----
                              City           Zip Code       County
5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.  The above change was authorized by: ("X" one box only)
          a./X/ By resolution duly adopted by the board of directors.  (Note 5)
          b./ / By action of the registered agent.                     (Note 6)
NOTE:  When the registered agent changes, the signatures of both president and secretary are required.

7.  (If authorized by the board of directors, sign here.  See Note 5)
          The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated September 30 1992                      North Shore Gas Company
      -----------------                      -----------------------
                                             (Exact Name of Corporation)
attested by /s/  E. P. Cassidy               by  /s/  JOHN A. LAWRISUK
(Signature of Secretary or                       ---------------------
 Assistant Secretary)                        (Signature of Vice President)
Emmet P. Cassidy, Secretary                  John A. Lawrisuk, Vice President
---------------------------                  --------------------------------
(Type or Print Name and Title)               (Type or Print Name and Title)
(If change of registered office by registered agent, sign here.  See Note 6)
     The undersigned, under penalties of perjury, affirms that the facts stated herein are true.


Dated                     19,       -----------------------------------------
     ---------------------   ---    (Signature of Registered Agent of Record)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address, a post office box number alone is not acceptable.

3.  A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. When the agent reports such a change, this statement must be signed by the registered agent.

File # D4349-143-1
Form BCA-5.10
NFP-105.10
(Rev. Jan. 1995)

                                                    SUBMIT IN DUPLICATE
George H. Ryan                                    This space for use by
Secretary of State                                  Secretary of State
Department of Business Services                     Date 03-08-95
Springfield, IL 62756                               Filing Fee $5
Telephone (217) 782-3647                            Approved:  MR
                                                  Remit payment in check or
                                                  money order, payable to
                                                  "Secretary of State."

STATEMENT OF
CHANGE
OF REGISTERED AGENT
AND/OR REGISTERED
OFFICE

1.  CORPORATE NAME:  North Shore Gas Company
                    ------------------------

2.  STATE OR COUNTRY OF INCORPORATION:  Illinois
                                       ---------

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (before change):

          Registered Agent    Emmet          P.             Cassidy
                              -----          --             -------
                              First Name     Middle Name    Last Name
          Registered Office   122 S. Michigan Avenue
                              ----------------------
                              Number    Street         Suite No. (A P.O. Box
                                                        alone is not acceptable)
                              Chicago        60603          Cook
                              -------        -----          ----
                              City           Zip Code       County

4. Name and address of the registered agent and registered office shall be (after all changes herein reported):
     Registered Agent         Emmet          P.             Cassidy
                              -----          --             -------
                              First Name     Middle Name    Last Name
     Registered Office        130 E. Randolph Drive
                              ---------------------
                              Number    Street         Suite No. (A P.O. Box
                                                        alone is not acceptable)
                              Chicago        60601          Cook
                              -------        -----          ----
                              City           Zip Code       County

                           AFTER RECORDING RETURN TO:

                                 Frankie Shaffer
                           Peoples Energy Corporation
                          130 East Randolph Dr. 24th FL
                                Chicago, IL 60601

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.  The above change was authorized by: ("X" one box only)
     a.    By resolution duly adopted by the board of directors. (Note 5)
     b. X  By action of the registered agent.                    (Note 6)

NOTE: When the registered agent changes, the signature of both president and secretary are required.

7.  (If authorized by the board of directors, sign here.   See Note 5)
          The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated              19
      -------------  ---                     ---------------------------
                                             (Exact Name of Corporation)
attested by                                       by
           -------------------------------------    ---------------------------
 (Signature of Secretary or Assistant Secretary)  (Signature of Vice President)

 -------------------------------                  -----------------------------
 (Type or Print Name and Title)                   (Type or Print Name and Title)

(If change of registered office by registered agent, sign here.  See Note 6)
     The undersigned, under penalties of perjury, affirms that the facts stated
      herein are true.
Dated February 17 1995        /s/  E. P. Cassidy
      ----------------        -----------------------------------
                              (Signature of Registered Agent of Record)

                                      NOTES

1. The registered office may, but need not be the same as the principal office of the corporation. However, the registered office and the office address of the registered agent must be the same.

2. The registered office must include a street or road address; a post office box number alone is not acceptable.

3.  A corporation cannot act as its own registered agent.

4. If the registered office is changed from one county to another, then the corporation must file with the recorder of deeds of the new county a certified copy of the articles of incorporation and a certified copy of the statement of change of registered office. Such certified copies may be obtained ONLY from the Secretary of State.

5. Any change of registered agent must be by resolution adopted by the board of directors. This statement must then be signed by the president (or vice-president) and by the secretary (or an assistant secretary).

6. The registered agent may report a change of the registered office of the corporation for which he or she is registered agent. when the agent reports such a change, this statement must be signed by the registered agent.

File Number 4349-143-1
            ----------

                                State of Illinois
                                    Office of
                             The Secretary of State

Whereas, ARTICLES OF AMENDMENT TO THE ARTICLES OF INCORPORATION OF
                             NORTH SHORE GAS COMPANY
INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS HAVE BEEN FILED IN THE OFFICE OF THE SECRETARY OF STATE AS PROVIDED BY THE BUSINESS CORPORATION ACT OF ILLINOIS, IN FORCE JULY 1, A.D. 1984.

Now Therefore, I, George H. Ryan, Secretary of State of the State of Illinois, by virtue of the powers vested in me by law, do hereby issue this certificate and attach hereto a copy of the Application of the aforesaid corporation.

In Testimony Whereof, I hereto set my hand and cause to be affixed the Great Seal of the State of Illinois, at the City of Springfield, this 24TH day of APRIL A.D. 1995 and of the Independence of the United States the two hundred and 19TH.

SEAL OF THE STATE OF ILLINOIS
AUG. 26TH 1818                     /s/ George H. Ryan
                                   ------------------
                                   Secretary of State

                              ARTICLES OF AMENDMENT
Form BCA-10.30                                         File # 4349-143-1
(Rev. Jan. 1995)

                                                   SUBMIT IN DUPLICATE
George H. Ryan                                    This space for use by
Secretary of State                                 Secretary of State
Department of Business Services                    Date 04-24-95
Springfield, IL 62756                              Filing Fee *  $25
Telephone (217) 782-1832                           Approved:  MR

Remit payment in check or money order, payable to "Secretary of State."
* The filing fee for articles of amendment - $25.00

1.  CORPORATE NAME:  North Shore Gas Company                     (Note 1)
                    ------------------------

2.  MANNER OF ADOPTION OF AMENDMENT:
     The following amendment of the Articles of Incorporation was adopted on MARCH 22, 1995 in the manner indicated below. ("X" one box only)

       By a majority of the incorporators, provided no directors were named in the articles of incorporation and no directors have been elected;
                                                                        (Note 2)
       By a majority of the board of directors, in accordance with Section 10.10, the corporation having issued no shares as of the time of adoption of this amendment;
                                                                        (Note 2)
       By a majority of the board of directors, in accordance with Section 10.15, shares having been issued but shareholder action not being required for the adoption of the amendment;
                                                                        (Note 3)
       By the shareholders, in accordance with Section 10.20, a resolution of the board of directors having been duly adopted and submitted to the shareholders. At a meeting of shareholders, not less than the minimum number of votes required by statute and by the articles of incorporation were voted in favor of the amendment;
                                                                        (Note 4)
       By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by shareholders having not less than the minimum number of votes required by statute and by the articles of incorporation. Shareholders who have not consented in writing have been given notice in accordance with Section 7.10;
                                                                   (Notes 4 & 5)
   /X/ By the shareholders, in accordance with Sections 10.20 and 7.10, a resolution of the board of directors having been duly adopted and submitted to the shareholders. A consent in writing has been signed by all the shareholders entitled to vote on this amendment.
                                                                        (Note 5)
3.  TEXT OF AMENDMENT:
     a. When amendment effects a name change, insert the new corporate name below. Use Page 2 for all other amendments.
     Article I:  The name of the corporation is:
                                   (NEW NAME)

                 All changes other than name, include on page 2
                                     (over)

                                Text of Amendment

b. (If amendment affects the corporate purpose, the amended purpose is required to be set forth in its entirety. If there is not sufficient space to do so, add one or more sheets of this size.)

     (See attached pages)

4. The manner, if not set forth in Article 3b, in which any exchange, reclassification or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for or effected by this amendment, is as follows: (If not applicable, insert "No change")

     No change.

5. (a) The manner, if not set forth in Article 3b, in which said amendment effects a change in the amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) is as follows: (If not applicable, insert "No change")

     No change.

     (b) The amount of paid-in capital (Paid-in capital replaces the terms Stated Capital and Paid-in Surplus and is equal to the total of these accounts) as changed by this amendment is as follows: (If not applicable, insert "No change")

     No change.
                                        Before Amendment         After Amendment
                    Paid-in Capital     $                        $
                                         ---------------          --------------
              (Complete either Item 6 or 7 below.  All signatures
               must be in BLACK INK.)

6. The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

     Dated April 20, 1995               North Shore Gas Company
           --------------               -----------------------
                                        (Exact Name of Corporation at
                                         date of execution)
     attested by /S/  E. P. Cassidy     by /S/ Kenneth S. Balaskovits
                 ------------------        --------------------------
     (Signature of Secretary)           (Signature of Vice President)
     Emmet P. Cassidy, Secretary        Kenneth S. Balaskovits, Vice President
     ---------------------------        --------------------------------------
     (Type or Print Name and Title)     (Type or Print Name and Title)

7. If amendment is authorized pursuant to Section 10.10 by the incorporators, the incorporators must sign below, and type or print name and title.
                                       OR
If amendment is authorized by the directors pursuant to Section 10.10 and there are no officers, then a majority of the directors or such directors as may be designated by the board, must sign below, and type or print name and title.

The undersigned affirms, under the penalties of perjury, that the facts stated herein are true.

Dated               , 19
      ----------------------


----------------------------            ----------------------------

----------------------------            ----------------------------

----------------------------            ----------------------------

----------------------------            ----------------------------

                             NOTES and INSTRUCTIONS

NOTE 1: State the true exact corporate name as it appears on the records of the office of the Secretary of State, BEFORE any amendments herein reported.

NOTE 2: Incorporators are permitted to adopt amendments ONLY before any shares have been issued and before any directors have been named or elected.
                                                            (Sec. 10.10)

NOTE 3: Directors may adopt amendments without shareholder approval in only seven instances, as follows:
     (a) to remove the names and addresses of directors named in the articles of incorporation;
     (b) to remove the name and address of the initial registered agent and registered office, provided a statement pursuant to Sec. 5.10 is also filed;
     (c) to increase, decrease, create or eliminate the par value of the shares of any class, so long as no class or series of shares is adversely affected.
     (d) to split the issued whole shares and unissued authorized shares by multiplying them by a whole number, so long as no class or series is adversely affected thereby;
     (e) to change the corporate name by substituting the word "corporation", "incorporated", "company", "limited", or the abbreviation "corp.", "inc.", "co.", or "ltd." for a similar word or abbreviation in the name, or by adding a geographical attribution to the name;
     (f) to reduce the authorized shares of any class pursuant to a cancellation statement filed in accordance with Sec. 9.05,
     (g) to restate the articles of incorporation as currently amended.
                                                            (Sec. 10.15)

NOTE 4: All amendments not adopted under Sec. 10.10 or Sec. 10.15 require (1) that the board of directors adopt a resolution setting forth the proposed amendment and (2) that the shareholders approve the amendment.

Shareholder approval may be (1) by vote at a shareholders' meeting (either annual or special) or (2) by consent, in writing, without a meeting.

To be adopted, the amendment must receive the affirmative vote or consent of the holders of at least 2/3 of the outstanding shares entitled to vote on the amendment (but if class voting applies, then also at least a 2/3 vote within each class is required).

The articles of incorporation may supersede the 2/3 vote requirement by specifying any smaller or larger vote requirement not less than a majority of the outstanding shares entitled to vote and not less than a majority within each
class when class voting applies.                            (Sec. 10.20)

NOTE 5: When shareholder approval is by consent, all shareholders must be given notice of the proposed amendment at least 5 days before the consent is signed. If the amendment is adopted, shareholders who have not signed the consent must
be promptly notified of the passage of the amendment.       (Sec. 7.10 & 10.20)

     The Articles of Incorporation are amended by adding the following new Article Ten and Article Eleven thereto:

                                   ARTICLE TEN

No director of the corporation shall be liable to the corporation or to the shareholders of the corporation for monetary damages for breach of fiduciary duty as a director, provided that this Article Ten shall not eliminate or limit the liability of a director (i) for any breach of the director's duty of loyalty to the corporation or its shareholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of the law,
(iii) under Section 8.65 of the Illinois Business Corporation Act of 1983, as amended, or (iv) for any transaction from which the director derived an improper personal benefit. This Article Ten shall not eliminate or limit the liability of a director of the corporation for any act or omission occurring before the date on which this Article Ten becomes effective. Any repeal or modification of this Article Ten by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                 ARTICLE ELEVEN

Paragraph 1:
The corporation shall indemnify, to the fullest extent permitted under the laws of the State of Illinois and any other applicable laws, as they now exist or as they may be amended in the future, any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, an action by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer or employee of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding.

Paragraph 2:
Expenses incurred by such a director, officer or employee in defending a civil or criminal action, suit or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding to the fullest extent permitted under the laws of the State of Illinois and any other applicable laws, as they now exist or as they may be amended in the future.

Paragraph 3:
The board of directors may, by resolution, extend the provisions of this Article Eleven regarding indemnification and the advancement of expenses to any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact he or she is or was an agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

Paragraph 4:
The rights provided by or granted under this Article Eleven are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled.

Paragraph 5:
The indemnification and advancement of expenses provided by or granted under this Article Eleven shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of that person.